Exhibit 10.16

Execution Version

INTERCREDITOR AGREEMENT

Dated 29 March 2021

Between

THE SENIOR LENDERS

THE 2019 JUNIOR LENDERS

THE 2020 JUNIOR LENDERS,

as Original Junior Lenders

LUMIRADX LIMITED AND ITS SUBSIDIARIES NAMED IN SCHEDULE 1 HERETO,

as Original Debtors

BIOPHARMA CREDIT PLC

as Security Agent

And others

Execution Version

THIS AGREEMENT is dated 29 March 2021 and made between:

(1)	THE ENTITIES named on the signing pages of this Agreement as Original Senior Lenders (each, an “Original Senior Lender”);

(2)	THE PERSONS which are or become Noteholders (as defined in the 2019 Junior Note Agreement (as defined below)) from time to time (each, a “2019 Junior Lender”);

(3)

THE PERSONS which are or become Noteholders (as defined in the 2020 Junior Note Agreement (as defined below)) from time to time (each, a “2020 Junior Lender”, and together with the 2019 Junior Lenders the “Original Junior Lenders”);

(4)	LUMIRADX LIMITED, an exempted company with limited liability incorporated in the Cayman Islands with company number 314391 (“Topco”);

(5)

LUMIRADX GROUP LIMITED, a private company with limited liability incorporated under the laws of England and Wales with company number 09198288, with its registered address at BS3 More London Riverside, London, England, SE1 2AQ (the “Parent”);

(6)	THE COMPANIES named on the signing pages of this Agreement as Intra-Group Lenders;

(7)	THE SUBSIDIARIES of the Topco named in Schedule 1 (Original Debtors) as Debtors (together with Topco, the “Original Debtors”);

(8)	BIOPHARMA CREDIT PLC, as collateral agent and trustee for the Secured Parties (and any successor or additional security agent appointed in accordance with the terms hereof, the “Security Agent”);

(9)	WILMINGTON TRUST SP SERVICES (LONDON) LIMITED, in its capacity as trustee for the 2019 Junior Lenders (the “2019 Junior Trustee”);

(10)	WILMINGTON TRUST SP SERVICES (LONDON) LIMITED, in its capacity as trustee for the 2020 Junior Lenders (the “2020 Junior Trustee”); and

(11)	UPON ACCESSION each Subordinated Creditor.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“2019 Junior Note Agreement” means the up to $150,000,000 convertible loan note instrument dated as of 20 October 2019 between Topco as issuer and the 2019 Junior Trustee.

“2020 Junior Note Agreement” means the up to $150,000,000 convertible loan note instrument dated as of 1 July 2020 between Topco as issuer and the 2020 Junior Trustee.

“Acceleration Event” means a Senior Acceleration Event or a Junior Acceleration Event.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Appropriation” means the appropriation (or similar process) of the shares in the capital of a member of the Group (other than the Topco) by the Security Agent (or any Receiver or Delegate) which is effected (to the extent permitted under the relevant Security Document and applicable law) by enforcement of the Transaction Security.

“Borrowing Liabilities” means, in relation to a member of the Group, the liabilities and obligations (not being Guarantee Liabilities) it may have as a principal debtor to a Creditor (other than to the Senior Agent or Junior Trustee) or a Debtor in respect of Indebtedness arising under the Debt Documents (whether incurred solely or jointly and including, without limitation, liabilities and obligations as a borrower under the Senior Financing Documents and liabilities and obligations as an issuer under the Junior Financing Documents).

“Business Day” means any day (other than a Saturday or Sunday) on which banks are open for general business in London, England, New York or the Cayman Islands.

“Cash Proceeds” means:

(a)	proceeds of the Security Property which are in the form of cash; and

(b)	any cash which is generated by holding, managing, exploiting, collecting, realising or disposing of any proceeds of the Security Property which are in the form of Non-Cash Consideration.

“Cayman Security Document” means the Cayman law debenture dated on or around the date hereof between the Security Agent and Topco.

“Charged Property” means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.

“Competitive Sales Process” means

(a)

any auction or other competitive sales process conducted with the advice of a Financial Adviser appointed by, or approved by, the Security Agent pursuant to Clause 11.5 (Appointment of Financial Adviser); and

(b)	any enforcement of the Transaction Security carried out by way of auction or other competitive sales process pursuant to requirements of applicable law.

“Consent” means any consent, approval, release or waiver or agreement to any amendment.

“Creditor Accession Undertaking” means:

(a)	an undertaking substantially in the form set out in Schedule 3 (Form of Creditor Accession Undertaking); or

(b)	in the case of an acceding Debtor which is expressed to accede as an Intra-Group Lender in the relevant Debtor Accession Deed, that Debtor Accession Deed.

“Creditor Conflict” means, at any time prior to the Senior Discharge Date, a conflict between:

(a)	the interests of any Senior Creditor; and

(b)	the interests of any Junior Lender.

“Creditors” means the Primary Creditors, the Subordinated Creditors and the Intra-Group Lenders.

“Debt Disposal” means any disposal of any Liabilities or Debtors’ Intra-Group Receivables pursuant to paragraphs (d) or (e) of Clause 11.1 (Facilitation of Distressed Disposals and Appropriation).

“Debt Document” means each of this Agreement, the Senior Financing Documents, the Junior Financing Documents, any agreement evidencing the Subordinated Liabilities and the Intra-Group Documents and any other document designated as such by the Security Agent and the Parent.

“Debtor” means each Original Debtor and any person which becomes a Party as a Debtor in accordance with the terms of Clause 17 (Changes to the Parties).

“Debtor Accession Deed” means a deed substantially in the form set out in Schedule 2 (Form of Debtor Accession Deed).

“Debtors’ Intra-Group Receivables” means, in relation to a member of the Group, any liabilities and obligations owed to any Debtor (whether actual or contingent and whether incurred solely or jointly) by that member of the Group.

“Default” means an Event of Default or any fact, event or circumstance which with notice or passage of time or both, could constitute an Event of Default.

“Delegate” means any delegate, agent, attorney or co-trustee appointed by the Security Agent.

“Distress Event” means any of:

(a)	an Acceleration Event; or

(b)	the enforcement of any Transaction Security.

“Distressed Disposal” means a disposal of an asset of a member of the Group which is:

(a)	being effected at the request of the Instructing Group in circumstances where the Transaction Security has become enforceable;

(b)	being effected by enforcement of the Transaction Security (including the disposal of any Property of a member of the Group, the shares in which have been subject to an Appropriation); or

(c)	being effected, after the occurrence of a Distress Event, by a Debtor to a person or persons which is, or are, not a member, or members, of the Group.

“Enforcement Action” means:

(a)	in relation to any Liabilities:

(i)	the exercise of any rights under Section 8.1 of the Senior Loan Agreement or any similar provision of any other New Financing Equivalent or under Clause 6 of

Schedule 2 of the 2019 Junior Note Agreement or Clause 6 of Schedule 2 of the 2020 Junior Note Agreement or any similar provision of any other New Junior Financing Equivalent and/or acceleration of any Liabilities or the making of any declaration that any Liabilities are prematurely due and payable;

(ii)	the making of any declaration that any Liabilities are payable on demand;

(iii)

the making of a demand in relation to a Liability that is payable on demand (other than a demand made by an Intra-Group Lender in relation to any Intra- Group Liabilities which are on-demand Liabilities to the extent (A) that the demand is made in the ordinary course of dealings between the relevant Debtor and Intra-Group Lender and (B) that any resulting Payment would be a Permitted Intra-Group Payment);

(iv)	the making of any demand against any member of the Group in relation to any Guarantee Liabilities of that member of the Group;

(v)

the exercise of any right of set-off, account combination or payment netting against any member of the Group in respect of any Liabilities other than the exercise of any such right which is otherwise expressly permitted under the Senior Loan Agreement or any New Financing Equivalent or the Junior Note Agreements or any New Junior Financing Equivalent to the extent that the exercise of that right gives effect to a Permitted Payment; and

(vi)	the suing for, commencing or joining of any legal or arbitration proceedings against any member of the Group to recover any Liabilities;

(b)	the taking of any steps to enforce or require the enforcement of any Transaction Security (including the crystallisation of any floating charge forming part of the Transaction Security);

(c)

the entering into of any composition, compromise, assignment or arrangement with any member of the Group which owes any Liabilities, or has given any Security, guarantee or indemnity or other assurance against loss in respect of the Liabilities (other than any action permitted under Clause 17 (Changes to the Parties)); or

(d)

the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, administrator or similar officer) in relation to, the winding up, dissolution, administration or reorganisation of any member of the Group which owes any Liabilities, or has given any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, or any of such member of the Group’s assets or any suspension of payments or moratorium of any indebtedness of any such member of the Group, or any analogous procedure or step in any jurisdiction, except that the taking of any action falling within paragraphs (a)(vi) or (d) above which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of Liabilities, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods, shall not constitute Enforcement Action.

“English Security Document” means the guarantee and debenture agreement dated on or around the date hereof between, inter alia, Topco, LumiraDx Group Limited, LumiraDx Investment Limited, LumiraDx International Ltd, LumiraDx UK Ltd, LumiraDx Brazil Holdings Ltd, LumiraDx Colombia Holdings Ltd, LumiraDx Care Solutions UK Ltd., LumiraDx Ltd, ACS Acquisition, LLC and LumiraDx, Inc. as the chargors and the Security Agent.

“Event of Default” means any event or circumstance specified as such in either:

(a)	the Senior Loan Agreement or any other New Financing Equivalent;

(b)	the 2019 Junior Note Agreement or any other New Junior Financing Equivalent; or

(c)	the 2020 Junior Note Agreement or any other New Junior Financing Equivalent.

“Fairness Opinion” means, in respect of a Distressed Disposal or a Liabilities Sale, an opinion that the proceeds received or recovered in connection with that Distressed Disposal or Liabilities Sale are fair from a financial point of view taking into account all relevant circumstances.

“Final Discharge Date” means the later to occur of the Senior Discharge Date and the Junior Discharge Date.

“Financial Adviser” means any:

(a)	independent internationally recognised investment bank;

(b)	independent internationally recognised accountancy firm; or

(c)

other independent internationally recognised professional services firm which is regularly engaged in providing valuations of businesses or financial assets or, where applicable, advising on competitive sales processes.

“Group” means Topco, the Parent and each of their Subsidiaries from time to time.

“Guarantee Liabilities” means, in relation to a member of the Group, the liabilities and obligations under the Debt Documents (present or future, actual or contingent and whether incurred solely or jointly) it may have to a Creditor or Debtor as or as a result of its being a guarantor or surety (including, without limitation, liabilities and obligations arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of the Senior Financing Documents and the Junior Financing Documents).

“Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.

“Indebtedness” has the meaning given to that term in the Senior Loan Agreement or any New Financing Equivalent.

“Insolvency Event” in relation to a member of the Group, means that member of the Group:

(a)	is dissolved (other than pursuant to a consolidation, amalgamation or merger);

(b)	becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;

(c)	makes a general assignment, arrangement or composition with or for the benefit of its creditors;

(d)

institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official;

(e)

has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:

(i)	results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or

(ii)	is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;

(f)	has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

(g)

seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (other than, for so long as it is required by law or regulation not to be publicly disclosed, any such appointment which is to be made, or is made, by a person or entity described in paragraph (d) above);

(h)

has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;

(i)	causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (h) above; or

(j)	takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(k)	is subject to, or takes, any analogous procedure or step in any jurisdiction.

“Instructing Group” means at any time the Required Senior Lenders.

“Intercreditor Amendment” means any amendment, consent or waiver which is subject to Clause 23 (Consents, Amendments and Override).

“Intra-Group Documents” means any document evidencing any Intra-Group Liabilities.

“Intra-Group Lenders” means each member of the Group which has made a loan available to, granted credit to or made any other financial arrangement having similar effect with another member of the Group and which is named on the signing pages as an Intra-Group Lender or which becomes a Party as an Intra-Group Lender in accordance with the terms of Clause 17 (Changes to the Parties).

“Intra-Group Liabilities” means the Liabilities owed by any member of the Group to any of the Intra-Group Lenders.

“Junior Acceleration Event” means: (i) the 2019 Junior Lenders or 2019 Junior Trustee acting on behalf of the 2019 Junior Lenders exercising any of its rights under Clause 6 of Schedule 2 of the 2019 Junior Note Agreement, (ii) the 2020 Junior Lenders or 2020 Junior Trustee acting on behalf of the 2020 Junior Lenders exercising any of its rights under Clause 6 of Schedule 2 of the 2020 Junior Note Agreement or (iii) any similar provision of any New Junior Financing Equivalent.

“Junior Borrower” has the meaning given to the term “Company” in each Junior Note Agreement or the borrower or issuer under a New Junior Financing Equivalent.

“Junior Default” means a Junior Event of Default or any fact, event or circumstance which with notice or passage of time or both, could constitute a Junior Event of Default.

“Junior Discharge Date” means the first date on which all Junior Liabilities have been fully and finally discharged to the satisfaction of the Junior Lenders or Junior Trustee acting on behalf of the Junior Lenders, whether or not as a result of an enforcement, and the Junior Lenders are under no further obligation to provide financial accommodation to any of the Debtors under the Debt Documents.

“Junior Event of Default” means any event or circumstance specified as an event of default in either:

(a)	the 2019 Junior Note Agreement or any other New Junior Financing Equivalent; or

(b)	the 2020 Junior Note Agreement or any other New Junior Financing Equivalent.

“Junior Lenders” means each Original Junior Lender and, if it becomes a Party as a Junior Lender in respect of a Qualifying Junior Financing, either directly or through the Junior Trustee signing a Creditor Accession Undertaking on their behalf, pursuant to Clause 17.8 (Creditor Accession Undertaking), each lender or noteholder under a New Junior Financing Equivalent.

“Junior Financing Documents” means (as applicable):

(a)	any documents relating to the indebtedness created by, or the terms of the 2019 Junior Note Agreement;

(b)	any documents relating to the indebtedness created by, or the terms of the 2020 Junior Note Agreement; and

(c)	on or after the completion of a Qualifying Junior Financing, the relevant New Financing Junior Documents.

“Junior Liabilities” means the Liabilities owed by the Debtors to the Junior Lenders under or in connection with the Junior Financing Documents.

“Junior Maturity Date” means the “Maturity Date” as defined in the Junior Financing Documents or any similar term of any New Junior Financing Equivalent.

“Junior Note Agreements” means each of the 2019 Junior Note Agreement and the 2020 Junior Note Agreement.

“Junior Trustee” means the 2019 Junior Trustee, the 2020 Junior Trustee or any other agent or trustee under the New Financing Junior Documents that becomes a Party in such capacity pursuant to Clause 17.8 (Creditor Accession Undertaking).

“Junior Trustee Amounts” means fees, costs and expenses of the Junior Trustee payable to the Junior Trustee for its own account pursuant to the relevant Debt Documents or any engagement letter between the Junior Trustee and a Debtor (including any amount payable to the Junior Trustee by way of indemnity, remuneration or reimbursement for expenses incurred), and the costs incurred by the Junior Trustee in connection with any actual or attempted Enforcement Action which is permitted by this Agreement which are recoverable pursuant to the terms of the Debt Documents.

“Liabilities” means all present and future liabilities and obligations at any time of any member of the Group to any Creditor or Secured Party, including under the Debt Documents, both actual and contingent and whether incurred solely or jointly or as principal or surety or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

(a)	any refinancing, novation, deferral or extension;

(b)

any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any other liability or obligation falling within this definition;

(c)	any claim for damages or restitution; and

(d)	any claim as a result of any recovery by any Debtor of a Payment on the grounds of preference or otherwise,

and any amounts which would be included in any of the above but for any discharge, non- provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings.

“Liabilities Sale” means a Debt Disposal pursuant to paragraph (e) of Clause 11.1 (Facilitation of Distressed Disposals and Appropriation).

“New Junior Financing Equivalent” means, on and after the completion of a Qualifying Junior Financing and/or in relation to a provision or term of each Junior Note Agreement, any equivalent provision or term in the New Financing Junior Document which is substantially similar in meaning and effect.

“New Financing Equivalent” means, on and after the completion of a Qualifying Senior Financing and/or in relation to a provision or term of the Senior Loan Agreement, any equivalent provision or term in the New Financing Senior Document which is similar in meaning and effect.

“New Financing Junior Facility” means, in relation to a Qualifying Junior Financing, any notes or facility made available under the relevant New Financing Junior Documents.

“New Financing Senior Facility” means, in relation to a Qualifying Senior Financing, any facility made available under the relevant New Financing Senior Documents.

“New Financing Senior Liabilities” means the Senior Liabilities owed by the Debtors to the Senior Creditors under the New Financing Senior Documents.

“New Financing Junior Documents” means, in relation to a Qualifying Junior Financing, any documents relating to the indebtedness created by, or the terms of, that Qualifying Junior Financing.

“New Financing Senior Documents” means, in relation to a Qualifying Senior Financing, any documents relating to the indebtedness created by, or the terms of, that Qualifying Senior Financing.

“Non-Cash Consideration” means consideration in a form other than cash.

“Non-Cash Recoveries” means any proceeds of a Distressed Disposal or a Debt Disposal or any amount distributed to the Security Agent pursuant to Clause 7.1 (Turnover by the Creditors), which are, or is, in the form of Non-Cash Consideration.

“Non-Distressed Disposal” has the meaning given to that term in Clause 10 (Non-Distressed Disposals).

“Other Liabilities” means, in relation to a member of the Group, any trading and other liabilities and obligations (not being Borrowing Liabilities or Guarantee Liabilities) it may have to an Intra-Group Lender, Subordinated Creditors or Debtor.

“Party” means a party to this Agreement.

“Payment” means, in respect of any Liabilities (or any other liabilities or obligations), a payment, prepayment, repayment, redemption, defeasance or discharge of those Liabilities (or other liabilities or obligations).

“Permitted Intra-Group Payments” means the Payments permitted by Clause 5.2 (Permitted Payments: Intra-Group Liabilities).

“Permitted Junior Payments” means the Payments permitted by Clause 4.3 (Permitted Payments: Junior Liabilities).

“Permitted Payment” means a Permitted Intra-Group Payment, a Permitted Subordinated Creditor Payment, a Permitted Junior Payment or a Permitted Senior Payment.

“Permitted Senior Payments” means the Payments permitted by Clause 3.1 (Payment of Senior Liabilities).

“Permitted Subordinated Creditor Payments” means the Payments permitted by Clause 5.7(b) (Permitted Payments: Subordinated Liabilities).

“Primary Creditors” means the Senior Creditors, any Junior Trustee and the Junior Lenders.

“Prior Intercreditor Agreement” means the intercreditor agreement dated 6 October 2020 as between, inter alia, Topco, the Parent, certain of its subsidiaries and various creditors thereof.

“Property” of a member of the Group or of a Debtor means:

(a)	any asset of that member of the Group or of that Debtor;

(b)	any Subsidiary of that member of the Group or of that Debtor; and

(c)	any asset of any such Subsidiary.

“Qualifying Junior Financing” means:

(a)	a financing in lieu of, or replacing, all or part of any Junior Note Agreement;

(b)	a refinancing of all or part of any Junior Liabilities; or

(c)	any other financing permitted to be incurred pursuant to the terms of the Senior Loan Agreement or New Financing Senior Documents (as applicable) as Junior Liabilities,

in each case where:

(i)

the indebtedness created as a result of such new financing or refinancing is to rank behind the Senior Liabilities and is permitted to be incurred pursuant to the terms of the Senior Loan Agreement or New Financing Senior Documents (as applicable); and

(ii)

any provider of the new financing or refinancing becomes a Party as a Junior Lender, either directly or through the Junior Trustee signing a Creditor Accession Undertaking on their behalf, pursuant to Clause 17.8 (Creditor Accession Undertaking).

“Qualifying Senior Financing” means:

(a)	a financing in lieu of, or replacing, the Senior Loan Agreement; or

(b)	a refinancing of the Senior Liabilities, if the proceeds of that refinancing discharge the Senior Liabilities in full;

in each case where:

(i)	the indebtedness created as a result of such new financing or refinancing ranks, or is expressed to rank in accordance with its terms, ahead of the Junior Liabilities; and

(ii)	any:

(A)	agent of the providers of the new financing or refinancing becomes a Party as a Senior Agent;

(B)	provider of the new financing or refinancing becomes a Party as a Senior Lender, in respect of that new financing or refinancing pursuant to Clause 17.8 (Creditor Accession Undertaking).

“Receiver” means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.

“Recoveries” has the meaning given to that term in Clause 14.1 (Order of Application).

“Relevant Liabilities” means:

(a)	in the case of a Creditor:

(i)	the Liabilities owed to Creditors ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Creditor (as the case may be); and

(ii)	all present and future liabilities and obligations, actual and contingent, of the Debtors to the Security Agent; and

(b)	in the case of a Debtor, the Liabilities owed to the Creditors together with all present and future liabilities and obligations, actual and contingent, of the Debtors to the Security Agent.

“Required Junior Lenders” means Junior Lenders (or, as the case may be, the Junior Trustee acting on behalf of the Junior Lenders for which it is Junior Trustee) holding more than 50 per cent. of the aggregate principal amount outstanding under each Junior Note Agreement and any New Financing Junior Documents.

“Required Senior Lenders” means (a) on or prior to the Senior Loan Discharge Date, the Required Lenders as defined in the Senior Loan Agreement and (b) following the Senior Loan Discharge Date, the “Required Lenders” or words of similar import as defined in any New Financing Equivalent.

“Scottish Security Documents” means:

(a)	the Scots law bond and floating charges delivered on or around the date hereof between LumiraDx Technology Ltd as chargor and the Security Agent; and

(b)	the Scots law deed of pledge delivered on or around the date hereof between LumiraDx Group Limited and the Security Agent.

“Secured Liabilities” means all present and future obligations and other liabilities of any nature in any currency, at any time, of each Debtor due, owing or incurred under or in connection with the Debt Documents to any Secured Party including, without limitation, under any amendments, supplements or restatements of any Debt Document (however fundamental) or in relation to any change of purpose, new or increased advances or utilisations, any extensions of any date for payment, incremental commitments or facilities,

(a)	whether originally owed to all or any of the Secured Parties or other person or persons;

(b)	whether actual or contingent, matured or unmatured, liquidated or unliquidated;

(c)	whether incurred solely or jointly with any other person; and

(d)	whether incurred as principal or surety or in any other capacity whatsoever,

together with all interest accruing thereon, (both before and after judgment) and all costs, charges and expenses (to the extent payable by the relevant Debtor pursuant to the terms of the Debt Documents) incurred in connection therewith, and “Secured Liability” shall be construed accordingly.

“Secured Parties” means the Security Agent, any Receiver or Delegate and each of the Senior Creditors from time to time but, in the case of each Senior Creditor, only if it is a Party or has acceded to this Agreement, in the appropriate capacity, pursuant to Clause 17.8 (Creditor Accession Undertaking).

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Agent’s Spot Rate of Exchange” means, in respect of the conversion of one currency (the “First Currency”) into another currency (the “Second Currency”) the spot rate of exchange obtained by the Security Agent from a London foreign exchange for the purchase of the Second Currency with the First Currency in the London foreign exchange market at or about 11:00 am (London time) on a particular day, which shall be notified by the Security Agent in accordance with paragraph (e) of Clause 16.3 (Duties of the Security Agent).

“Security Documents” means:

(a)	the Cayman Security Document;

(b)	the English Security Document;

(c)	the Scottish Security Documents;

(d)	the US Security Documents;

(e)

any other document entered into at any time by any of the Debtors creating any guarantee, indemnity, Security or other assurance against financial loss in favour of any of the Secured Parties as security for any of the Secured Liabilities; and

(f)

any Security granted under any covenant for further documents referred to in paragraphs (b) to (e) above, assurance in any of the documents referred to in paragraphs (b) to (e) above or any New Financing Equivalent.

“Security Property” means:

(a)	the Transaction Security expressed to be granted in favour of the Security Agent as trustee for the Secured Parties and all proceeds of that Transaction Security;

(b)

all obligations expressed to be undertaken by a Debtor to pay amounts in respect of the Liabilities to the Security Agent as trustee for the Secured Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by a Debtor in favour of the Security Agent as trustee for the Secured Parties;

(c)	the Security Agent’s interest in any trust fund created pursuant to Clause 7 (Turnover of Receipts);

(d)

any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Debt Documents to hold as trustee on trust for the Secured Parties.

“Senior Acceleration Event” means the Required Senior Lenders exercising any of their rights under Section 8.1 of the Senior Loan Agreement or any similar provision of any New Financing Equivalent.

“Senior Agent” means (as applicable) (a) if and for so long as no Senior Agent has become (and remains) a Party in accordance with Clause 17.3(a) (Change of Security Agent or Junior Trustee), the Senior Agent shall be deemed to be the Security Agent (but solely in its capacity as Senior Agent for the purposes of this Agreement, and expressly not in its capacity as the Security Trustee), (b) for so long as it remains a Party in that capacity, any Senior Agent which has become a Party in accordance with Clause 17.3(a) (Change of Security Agent or Junior Trustee), or (c) the administrative agent or other facility or note agent under any Senior Financing Documents or any New Financing Equivalent (other than the Senior Loan Documents) solely in such capacity.

“Senior Creditors” means any Senior Agent and any Senior Lender.

“Senior Default” means a Default under the Senior Loan Agreement or any New Financing Equivalent.

“Senior Discharge Date” means the first date on which all Senior Liabilities have been fully and finally discharged to the satisfaction of the Required Senior Lenders, whether or not as the result of an enforcement, and the Senior Creditors are under no further obligation to provide financial accommodation to any of the Debtors under the Debt Documents.

“Senior Event of Default” means an Event of Default under the Senior Loan Agreement or any New Financing Equivalent.

“Senior Financing Documents” means (as applicable):

(a)	the “Loan Documents” as such term is defined in the Senior Loan Agreement; and

(b)	on or after the completion of a Qualifying Senior Financing, the relevant New Financing Senior Documents (including prior to the Senior Loan Discharge Date, the Senior Loan Documents).

“Senior Lenders” means each Original Senior Lender, any other Lender (as defined in the Senior Loan Agreement) which becomes a Party as a Senior Lender or, if it becomes a Party as a Senior Lender in respect of a Qualifying Senior Financing, each lender or noteholder under a New Financing Equivalent.

“Senior Liabilities” means the Liabilities owed to the Senior Creditors under or in connection with the Senior Financing Documents.

“Senior Loan Agreement” means the loan agreement dated on or about the date hereof among the Senior Lenders, the Security Agent, Topco, Parent and others.

“Senior Loan Discharge Date” means the first date on which all Senior Liabilities under the Senior Loan Documents have been fully and finally discharged to the satisfaction of the Required Senior Lenders, whether or not as the result of an enforcement, and the Senior Creditors are under no further obligation to provide financial accommodation to any of the Debtors under the Senior Loan Documents.

“Senior Loan Documents” means the “Loan Documents” as defined in the Senior Loan Agreement.

“Subordinated Creditors” means each person which becomes a Party as a Subordinated Creditor in accordance with the terms of Clause 17 (Changes to the Parties).

“Subordinated Liabilities” means any Liabilities owed to a Subordinated Creditor by a member of the Group.

“Subsidiary” has the meaning given to the term “Subsidiary” in the Senior Loan Agreement or any New Financing Equivalent.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Transaction Security” means the Security created or evidenced or expressed to be created or evidenced under or pursuant to the Security Documents.

“US Security Documents” means:

(a)

the guarantee and security agreement dated on or around the date hereof between, inter alia, Topco, Parent, LumiraDx Investment Limited, LumiraDx International Ltd, LumiraDx UK Ltd, LumiraDx Brazil Holdings Ltd, LumiraDx Colombia Holdings Ltd, LumiraDx Care Solutions UK Ltd, LumiraDx Inc., LumiraDx Healthcare LLC, ACS Acquisition, LLC and the Security Agent as amended and/or restated from time to time;

(b)

each control agreement entered into between each depository institution, securities intermediary, commodity intermediary at which LumiraDx Healthcare LLC, LumiraDx, Inc. and ACS Acquisition, LLC maintains certain deposit accounts, securities accounts or commodity accounts;

(c)

the intellectual property security agreement dated on or around the date hereof between, inter alia, LumiraDx Investment Limited, LumiraDx UK Ltd and the Security Agent as amended and/or restated from time to time; and

(d)	the pledge agreement dated on or around the date hereof between LumiraDx Group Limited, LumiraDx Inc., ACS Acquisition, LLC and the Security Agent, as amended and/or restated from time to time.

“VAT” means:

(a)	any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(b)

any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere.

1.2	Construction

(a)	Unless a contrary indication appears, a reference in this Agreement to:

(i)

any “Creditor”, “Debtor”, “Intra-Group Lender”, “Junior Lender”, “Junior Trustee”, “Junior Borrower”, “Parent”, “Party”, “Primary Creditor”, “Security Agent”, “Senior Agent”, “Senior Creditor”, “Subordinated Creditor” and “Senior Lender” shall be construed to be a reference to it in its capacity as such and not in any other capacity;

(ii)

any “Creditor”, “Debtor”, “Senior Agent”, “Junior Trustee”, or the “Security Agent” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Debt Documents or in respect of its Liabilities and, in the case of the Security Agent, any person for the time being appointed as Security Agent or Security Agents in accordance with this Agreement;

(iii)	an “amount” includes an amount of cash and an amount of Non-Cash Consideration;

(iv)	“assets” includes present and future properties, revenues and rights of every description;

(v)

a “Debt Document” or any other agreement or instrument is (other than a reference to a “Debt Document” or any other agreement or instrument in “original form”) a reference to that Debt Document, or other agreement or instrument, as amended, novated, supplemented, extended or restated as permitted by this Agreement;

(vi)	a “distribution” of or out of the assets of a member of the Group, includes a distribution of cash and a distribution of Non-Cash Consideration;

(vii)	“enforcing” (or any derivation) the Transaction Security includes the appointment of an administrator (or any analogous officer in any jurisdiction) of a Debtor by the Security Agent;

(viii)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(ix)	the “original form” of a “Debt Document” or any other agreement or instrument is a reference to that Debt Document, agreement or instrument as originally entered into;

(x)

a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);

(xi)	“proceeds” of a Distressed Disposal or of a Debt Disposal includes proceeds in cash and in Non-Cash Consideration;

(xii)

a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation; and

(xiii)	a provision of law is a reference to that provision as amended or re-enacted.

(b)	Section, Clause and Schedule headings are for ease of reference only.

(c)	A Default or an Event of Default is “continuing” if it has not been waived.

(d)

Notwithstanding anything to the contrary, where any provision of this Agreement refers to or otherwise contemplates any consent, approval, release, waiver, agreement, notification or other step or action be required from or by any person:

(i)	which is not a Party at such time;

(ii)	in respect of or in connection with any agreement which is not in existence at such time;

(iii)	in respect of or in connection with any indebtedness which has not been committed or incurred (or an agreement in relation thereto) at such time; or

(iv)	in respect of or in connection with Liabilities or Creditors (or other persons) for which the relevant Liabilities have been discharged at or prior to such time,

unless otherwise agreed or specified by the Parent, that consent, approval, release, waiver, agreement, notification or other step or action shall not be required (or be required from any person that is a party thereto) and no such provision shall, or shall be construed so as to, in any way prohibit or restrict the rights or actions of any member of the Group. Further, for the avoidance of doubt, no references to any agreement which is not in existence (or under which debt obligations have not been actually incurred by a member of the Group) shall, or shall be construed so as to, in any way prohibit or restrict the rights or actions of any member of the Group (and no consent, approval, release, waiver, agreement, notification or other step or action shall be required from any party thereto).

(e)

References to the Junior Trustee acting on behalf of the Junior Lenders means the Junior Trustee acting on behalf of the Junior Lenders which it represents or, if applicable, with the consent of the requisite number of Junior Lenders required under and in accordance with the applicable Junior Financing Documents (provided that if the relevant Junior Financing Documents do not specify a voting threshold for a particular matter, the threshold will be a simple majority of the outstanding principal amount under those Junior Financing Documents). The Junior Trustee will be entitled to seek instructions from the Junior Lenders which it represents to the extent required by the applicable Junior Financing Documents, as the case may be, as to any action to be taken by it under this Agreement.

1.3	Third party rights

(a)

Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of this Agreement, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)

Any Receiver, Delegate or any other person described in paragraph (b) of Clause 16.10 (Exclusion of liability) may, subject to this Clause 1.3 and the Third Parties Act, rely on any Clause of this Agreement which expressly confers rights on it.

(d)

The Third Parties Act shall apply to this Agreement in respect of any Junior Lender that has become Party through the Junior Trustee signing a Creditor Accession Undertaking on its behalf pursuant to Clause 17.8 (Creditor Accession Undertaking). For the purposes of paragraph (b) above and this paragraph (d), upon any person becoming a Junior Lender, such person shall be deemed to be a Party to this Agreement and shall be bound by the provisions of this Agreement and be deemed to receive the benefits of this Agreement, and be subject to the terms and conditions hereof, as if such person were a Party hereto.

1.4	Prior Intercreditor Agreement; Additional Intercreditor Agreement

For the purposes of the 2019 Note Agreement and 2020 Note Agreement this Agreement replaces the Prior Intercreditor Agreement and therefore constitutes an Additional Intercreditor Agreement for the purposes of, and as defined in, the 2019 Note Agreement and 2020 Note Agreement.

2.	RANKING AND PRIORITY

2.1	Primary Creditor Liabilities

Each of the Parties agrees that the Liabilities owed by the Debtors to the Primary Creditors shall rank in right and priority of payment in the following order and are postponed and subordinated to any prior ranking Liabilities as follows:

(a)	first, the Senior Liabilities (if any); and

(b)	second, the Junior Liabilities.

2.2	Transaction Security

Each of the Parties agrees that the Transaction Security shall rank and secure the Secured Liabilities pari passu and without any preference between them.

2.3	Subordinated and Intra-Group Liabilities

(a)	Each of the Parties agrees that the Subordinated Liabilities and Intra-Group Liabilities are postponed and subordinated to the Liabilities owed by the Debtors to the Primary Creditors.

(b)	This Agreement does not purport to rank any of the Subordinated Liabilities and Intra-Group Liabilities as between themselves.

3.	SENIOR CREDITORS AND SENIOR LIABILITIES

3.1	Payment of Senior Liabilities

The Debtors may make Payments of the Senior Liabilities at any time in accordance with the Senior Financing Documents.

3.2	Security: Senior Creditors

The Senior Creditors may take, accept or receive the benefit of any Security and guarantee, indemnity or other assurance against loss from a member of the Group under a Senior Loan Document and:

(a)	any Security in respect of the Senior Liabilities from any member of the Group in addition to the Transaction Security which to the extent legally possible is, at the same time, also offered either:

(i)	to the Security Agent as trustee for the other Secured Parties in respect of their Liabilities; or

(ii)	in the case of any jurisdiction in which effective Security cannot be granted in favour of the Security Agent as trustee for the Secured Parties:

(A)	to the other Secured Parties in respect of their Liabilities; or

(B)	to the Security Agent under a parallel debt structure for the benefit of the other Secured Parties,

and ranks in the same order of priority as that contemplated in Clause 2.2 (Transaction Security); and

(b)

any guarantee, indemnity or other assurance against loss from any member of the Group in respect of the Senior Liabilities in addition to those in the original form of Senior Financing Documents or this Agreement, if and to the extent legally possible, at the same time it is also offered to the other Secured Parties in respect of their Liabilities and ranks in the same order of priority as that contemplated in Clause 2 (Ranking and Priority).

4.	JUNIOR LENDERS AND JUNIOR LIABILITIES

4.1	[Reserved]

4.2	Restriction on Payment: Junior Liabilities

The Debtors shall not, and shall procure that no other member of the Group will, make, and the Junior Lenders shall not with actual knowledge accept, any Payments of the Junior Liabilities at any time unless that Payment is permitted under Clause 4.3 (Permitted Payments: Junior Liabilities).

4.3	Permitted Payments: Junior Liabilities

(a)	On or prior to the Junior Maturity Date, the Debtors are permitted to (and the Junior Lenders may accept any such Payments):

(i)

prior to the Senior Discharge Date, to the extent not prohibited by the terms of the Senior Loan Agreement or New Financing Senior Documents (as applicable), make (1) scheduled Payments of commercially reasonable interest and upfront fees to the Junior Lenders in respect of the Junior Liabilities then due in accordance with the Junior Financing Documents if no Default or Event of Default has occurred and is continuing (2) all out-of-pocket costs and expenses reasonably incurred by the Junior Lenders with respect to any amendments and waivers with respect to any Debt Document (3) if the Payments are of Junior Trustee Amounts

due and payable to the Junior Trustee provided that such amounts are commercially reasonable and provided that the Junior Trustee is not a Junior Lender or an affiliate of a Junior Lender or a related fund of a Junior Lender (4) Payments constituted by the conversion of all or part of the Junior Liabilities into equity securities of the Topco, provided that no accrued and unpaid interest may be paid at any time any Default or Event of Default has occurred and is continuing, or (5) Payments in respect of principal amounts of the Junior Liabilities to the extent expressly permitted by the terms of the Senior Financing Documents or otherwise approved in writing by the Required Senior Lenders (including repayment of the Junior Liabilities to the Original Junior Lenders from the proceeds of a Qualifying Junior Financing); or

(ii)	on or after the Senior Discharge Date, make Payments to the Junior Lenders in respect of the Junior Liabilities in accordance with the Junior Financing Documents.

(b)	Following the Junior Maturity Date, the Debtors and Junior Lenders are permitted to and shall (and the Junior Lenders may accept any such Payments):

(i)

at any time comply with a request by any Junior Lender or election by the Junior Borrower to convert all or part of the Junior Liabilities into equity securities of the Topco or extend the Junior Maturity Date subject to certain conditions in, and in accordance with the terms of the Junior Financing Documents, provided that no accrued and unpaid interest may be paid at any time any Default or Event of Default has occurred and is continuing;

(ii)

prior to the Senior Discharge Date (to the extent that one or more of the Junior Lenders has not elected to convert some or all of the Junior Liabilities owed to it in accordance with paragraph (i) above), make scheduled Payments of interest at the rate specified in the relevant Junior Financing Document to the Junior Lenders in respect of the Junior Liabilities then due in accordance with the Junior Financing Documents if no Default or Event of Default has occurred and is continuing; and

(iii)	on or after the Senior Discharge Date, make Payments to the Junior Lenders in respect of the Junior Liabilities in accordance with the Junior Financing Documents.

4.4	Effect of Default or Event of Default

Any failure to make a Payment due under the Junior Financing Documents as a result of a Senior Default or Senior Event of Default having occurred and being continuing, shall not prevent the occurrence of an Event of Default as a consequence of that failure to make a Payment in relation to the Junior Financing Documents.

4.5	Payment obligations and capitalisation of interest continue

No Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Junior Financing Document by the operation of Clauses 4.2 (Restriction on Payment: Junior Liabilities) to 4.4 (Effect of Default or Event of Default) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

4.6	Cure of Payment Stop: Junior Lenders

If:

(a)	at any time following the occurrence of a Default or Event of Default under the Junior Financing Documents, such Default or Event of Default ceases to be continuing; and

(b)

the relevant Debtor then promptly pays to the Junior Lenders an amount equal to any Payments which had accrued under the Junior Financing Documents and which would have been Permitted Junior Payments but for that Default or Event of Default, then any Event of Default which may have occurred as a result of that suspension of Payments shall be waived without any further action being required on the part of the Junior Lenders.

4.7	Security: Junior Lenders

At any time prior to the Senior Discharge Date, the Junior Lenders may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss from (or over the assets of or over the shares in) any member of the Group in respect of the Junior Liabilities.

4.8	Restriction on Enforcement: Junior Lenders

Subject to Clause 4.9 (Permitted Enforcement: Junior Lenders), no Junior Lender shall be entitled to take any Enforcement Action in respect of any of the Junior Liabilities prior to the Senior Discharge Date without the prior written consent of the Required Senior Lenders.

4.9	Permitted Enforcement: Junior Lenders

After the occurrence of an Insolvency Event in relation to any member of the Group, each Junior Lender may (unless otherwise directed by the Security Agent or unless the Security Agent has taken, or has given notice that it intends to take, action on behalf of that Junior Lender in accordance with Clause 6.4 (Filing of claims)) exercise any right it may otherwise have in respect of that member of the Group to:

(a)	accelerate any of that member of the Group’s Junior Liabilities or declare them prematurely due and payable or payable on demand;

(b)	make a demand under any guarantee, indemnity or other assurance against loss given by that member of the Group in respect of any Junior Liabilities;

(c)

exercise any right of set-off or take or receive any Payment in respect of any Junior Liabilities of that member of the Group so long as it applies such amounts in accordance with Clause 14 (Application of Proceeds); or

(d)	claim and prove in the insolvency process or liquidation of that member of the Group for the Junior Liabilities owing to it.

5.	INTRA-GROUP LENDERS, INTRA-GROUP LIABILITIES AND SUBORDINATED LIABILITIES

5.1	Restriction on Payment: Intra-Group Liabilities

Prior to the Final Discharge Date, the Debtors shall not, and shall procure that no other member of the Group will, make any Payments of the Intra-Group Liabilities at any time unless that Payment is permitted under Clause 5.2 (Permitted Payments: Intra-Group Liabilities) or 5.6 (Permitted Enforcement: Intra-Group Lenders).

5.2	Permitted Payments: Intra-Group Liabilities

The Debtors may make Payments in respect of the Intra-Group Liabilities (whether of principal, interest or otherwise) from time to time when due if:

(a)	no Acceleration Event has occurred; or

(b)	if that Payment is made to facilitate Payment of the Senior Liabilities or the making of any Permitted Junior Payment; or

(c)

if and to the extent that the relevant Intra-Group Lender is required due to mandatory law (provided that any reasonable steps are taken to mitigate the effects of such law) to make Payment or in order to avoid any material risk of personal liability of any director of the relevant Intra-Group Lender, provided that the relevant Intra Group Lender shall promptly after such Payment inform the Senior Agent of the Payment, supplemented by reasonable evidence regarding the applicable mandatory law and threat of a material risk of personal liability of the relevant director(s) without making such Payment.

5.3	Payment obligations continue

No Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Debt Document or in respect of any Liability by the operation of Clauses 5.1 (Restriction on Payment: Intra-Group Liabilities) and 5.2 (Permitted Payments: Intra-Group Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

5.4	Security: Intra-Group Lenders

Prior to the Final Discharge Date, the Intra-Group Lenders may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of the Intra-Group Liabilities.

5.5	Restriction on enforcement: Intra-Group Lenders

Subject to Clause 5.6 (Permitted Enforcement: Intra-Group Lenders), none of the Intra-Group Lenders shall be entitled to take any Enforcement Action in respect of any of the Intra-Group Liabilities at any time prior to the Final Discharge Date.

5.6	Permitted Enforcement: Intra-Group Lenders

After the occurrence of an Insolvency Event in relation to any member of the Group, each Intra-Group Lender may (unless otherwise directed by the Security Agent or unless the Security Agent has taken, or has given notice that it intends to take, action on behalf of that Intra-Group Lender in accordance with Clause 6.4 (Filing of claims)) exercise any right it may otherwise have in respect of that member of the Group to:

(a)	accelerate any of that member of the Group’s Intra-Group Liabilities or declare them prematurely due and payable or payable on demand;

(b)	make a demand under any guarantee, indemnity or other assurance against loss given by that member of the Group in respect of any Intra-Group Liabilities;

(c)

exercise any right of set-off or take or receive any Payment in respect of any Intra- Group Liabilities of that member of the Group so long as it applies such amounts in accordance with Clause 14 (Application of Proceeds); or

(d)	claim and prove in the insolvency process or liquidation of that member of the Group for the Intra-Group Liabilities owing to it.

5.7	Subordinated Liabilities

(a)	Restriction on Payment: Subordinated Liabilities

Prior to the Final Discharge Date, the Debtors shall not, and shall procure that no other member of the Group will, make any Payment of the Subordinated Liabilities at any time unless that Payment is permitted under paragraphs (b) (Permitted Payments: Subordinated Liabilities) or paragraph (f) (Permitted Enforcement: Subordinated Creditor) below.

(b)	Permitted Payments: Subordinated Liabilities

(i)	The Debtors may make Payments in respect of the Subordinated Liabilities (whether of principal, interest or otherwise) if:

(A)	the Payment is not prohibited by the Senior Loan Agreement; or

(B)	to the extent prohibited, the Required Senior Lender consent is obtained.

(ii)

Prior to the occurrence of an Acceleration Event, nothing in this Agreement or any of the Debt Documents shall prohibit or restrict any roll-up or capitalisation of any amount under any Debt Document evidencing the terms of the Subordinated Liabilities or the issue of any payment in kind instruments in satisfaction of any amount under any such Debt Document evidencing the terms of the Subordinated Liabilities or any forgiveness, write-off or capitalisation of any Subordinated Liabilities or the release or other discharge of any such Subordinated Liabilities which, in each case, does not involve any cash movement (unless such cash movement is not prohibited by the Debt Documents).

(c)	Payment obligations continue

No Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Debt Document by the operation of paragraphs (a) (Restriction on Payment: Subordinated Liabilities) and (b) (Permitted Payments: Subordinated Liabilities) above even if its obligation to make that Payment is restricted at any time by the terms of any of those paragraphs.

(d)	Security: Subordinated Creditor

Prior to the Final Discharge Date, the Subordinated Creditors may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss from any member of the Group in respect of the Subordinated Liabilities.

(e)	Restriction on Enforcement: Subordinated Creditor

Subject to paragraph (f) (Permitted Enforcement: Subordinated Creditor) below, no Subordinated Creditor shall be entitled to take any Enforcement Action in respect of any of the Subordinated Liabilities at any time prior to the Final Discharge Date unless:

(i)

prior to the occurrence of an Acceleration Event, such Enforcement Action is solely a demand for payment, set-off, account combination or payment netting which is permitted by paragraph (b) (Permitted Payments: Subordinated Liabilities) above; or

(ii)	otherwise directed by the Security Agent.

(f)	Permitted Enforcement: Subordinated Creditor

After the occurrence of an Insolvency Event in relation to any member of the Group, each Subordinated Creditor may (unless otherwise directed by the Security Agent or unless the Security Agent has taken, or has given notice that it intends to take, action on behalf of that Subordinated Creditor in accordance with Clause 6.4 (Filing of Claims)) exercise any right it may otherwise have in respect of that member of the Group to:

(i)	accelerate any of that member of the Group’s Subordinated Liabilities or declare them prematurely due and payable or payable on demand;

(ii)	make a demand under any guarantee, indemnity or other assurance against loss given by that member of the Group in respect of any Subordinated Liabilities;

(iii)	exercise any right of set-off or take or receive any Payment in respect of any Subordinated Liabilities of that member of the Group; or

(iv)	claim and prove in the liquidation of that member of the Group for the Subordinated Liabilities owing to it.

6.	EFFECT OF INSOLVENCY EVENT

6.1	Distributions

(a)

After the occurrence of an Insolvency Event in relation to any member of the Group, any Party entitled to receive a distribution out of the assets of that member of the Group in respect of Liabilities owed to that Party shall, to the extent it is able to do so, direct the person responsible for the distribution of the assets of that member of the Group to make that distribution to the Security Agent (or to such other person as the Security Agent shall direct) until the Liabilities owing to the Secured Parties have been paid in full.

(b)	The Security Agent shall apply distributions made to it under paragraph (a) above in accordance with Clause 14 (Application of Proceeds).

6.2	Set-Off

To the extent that any member of the Group’s Liabilities are discharged by way of set-off (mandatory or otherwise) after the occurrence of an Insolvency Event in relation to that member of the Group, any Creditor which benefited from that set-off shall pay an amount equal to the amount of the Liabilities owed to it which are discharged by that set-off to the Security Agent for application in accordance with Clause 14 (Application of Proceeds).

6.3	Non-cash distributions

If the Security Agent or any other Secured Party receives a distribution in the form of Non- Cash Consideration in respect of any of the Liabilities (other than any distribution of Non-Cash Recoveries), the Liabilities will not be reduced by that distribution until and except to the extent that the realisation proceeds are actually applied towards the Liabilities.

6.4	Filing of claims

After the occurrence of an Insolvency Event in relation to any member of the Group, each Creditor irrevocably authorises the Security Agent, on its behalf, to:

(a)	take any Enforcement Action (in accordance with the terms of this Agreement) against that member of the Group;

(b)	demand, sue, prove and give receipt for any or all of that member of the Group’s Liabilities;

(c)	collect and receive all distributions on, or on account of, any or all of that member of the Group’s Liabilities; and

(d)	file claims, take proceedings and do all other things the Security Agent considers reasonably necessary to recover that member of the Group’s Liabilities.

6.5	Further assurance – Insolvency Event

Each Creditor will:

(a)	do all things that the Security Agent requests in order to give effect to this Clause 6; and

(b)

if the Security Agent is not entitled to take any of the actions contemplated by this Clause 6 or if the Security Agent requests that a Creditor take that action, undertake that action itself in accordance with the instructions of the Security Agent or grant a power of attorney to the Security Agent (on such terms as the Security Agent may reasonably require) to enable the Security Agent to take such action.

6.6	Security Agent instructions

For the purposes of Clause 6.1 (Distributions), Clause 6.4 (Filing of claims) and Clause 6.5 (Further assurance – Insolvency Event) the Security Agent shall act:

(a)	on the written instructions of the group of Secured Parties entitled, at that time, to give instructions under Clause 9.1 (Enforcement Instructions) or Clause 9.2 (Manner of enforcement); or

(b)	in the absence of any such instructions, as the Security Agent sees fit.

7.	TURNOVER OF RECEIPTS

7.1	Turnover by the Creditors

Subject to Clause 7.2 (Permitted assurance and receipts), if at any time prior to the Final Discharge Date, any Creditor receives or recovers:

(a)	any Payment or distribution of, or on account of or in relation to, any of the Liabilities which is neither a Permitted Payment nor made in accordance with Clause 14 (Application of Proceeds);

(b)	any amount by way of set-off in respect of any of the Liabilities owed to it which does not give effect to a Permitted Payment;

(c)	notwithstanding paragraphs (a) and (b) above, any amount:

(i)	on account of, or in relation to, any of the Liabilities:

(A)	after the occurrence of a Distress Event; or

(B)	as a result of any other litigation or proceedings against a member of the Group (other than after the occurrence of an Insolvency Event in respect of that member of the Group); or

(ii)	by way of set-off in respect of any of the Liabilities owed to it after the occurrence of a Distress Event,

other than, in each case, any amount received or recovered in accordance with Clause 14 (Application of Proceeds);

(d)	the proceeds of any enforcement of any Transaction Security except in accordance with Clause 14 (Application of Proceeds); or

(e)

any distribution or Payment of, or on account of or in relation to, any of the Liabilities owed by any member of the Group which is not in accordance with Clause 14 (Application of Proceeds) and which is made as a result of, or after, the occurrence of an Insolvency Event in respect of that member of the Group, that Creditor will:

(i)	in relation to receipts and recoveries not received or recovered by way of set- off:

(A)

hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Agent and promptly pay or distribute that amount to the Security Agent for application in accordance with the terms of this Agreement; and

(B)

promptly pay or distribute an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security Agent for application in accordance with the terms of this Agreement; and

(ii)

in relation to receipts and recoveries received or recovered by way of set-off, promptly pay an amount equal to that recovery to the Security Agent for application in accordance with the terms of this Agreement.

7.2	Permitted assurance and receipts

Nothing in this Agreement shall restrict the ability of any Primary Creditor to:

(a)

arrange with any person which is not a member of the Group any assurance against loss in respect of, or reduction of its credit exposure to, a Debtor (including assurance by way of credit based derivative or sub-participation); or

(b)	make any assignment or transfer permitted by Clause 17 (Changes to the Parties),

which is permitted by the Senior Loan Agreement or any New Financing Equivalent or the Junior Note Agreements, as applicable; and that Primary Creditor shall not be obliged to account to any other Party for any sum received by it as a result of that action.

7.3	Amounts received by Debtors

If any of the Debtors receives or recovers any amount which, under the terms of any of the Debt Documents, should have been paid to the Security Agent, that Debtor will:

(a)

hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Agent and promptly pay that amount to the Security Agent for application in accordance with the terms of this Agreement; and

(b)

promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security Agent for application in accordance with the terms of this Agreement.

7.4	Saving provision

If, for any reason, any of the trusts expressed to be created in this Clause 7 should fail or be unenforceable, the affected Creditor or Debtor will promptly pay or distribute an amount equal to that receipt or recovery to the Security Agent to be held on trust by the Security Agent for application in accordance with the terms of this Agreement.

7.5	Turnover of Non-Cash Consideration

For the purposes of this Clause 7, if any Creditor receives or recovers any amount or distribution in the form of Non-Cash Consideration which is subject to Clause 7.1 (Turnover by the Creditors) the cash value of that Non-Cash Consideration shall be determined in accordance with Clause 12.2 (Cash value of Non-Cash Recoveries).

8.	REDISTRIBUTION

8.1	Recovering Creditor’s rights

(a)

Any amount paid or distributed by a Creditor (a “Recovering Creditor”) to the Security Agent under Clause 6 (Effect of Insolvency Event) or Clause 7 (Turnover of Receipts) shall be treated as having been paid or distributed by the relevant Debtor and shall be applied by the Security Agent in accordance with Clause 14 (Application of Proceeds).

(b)

On an application by the Security Agent pursuant to Clause 14 (Application of Proceeds) of a Payment or distribution received by a Recovering Creditor from a Debtor, as between the relevant Debtor and the Recovering Creditor an amount equal to the amount received or recovered by the Recovering Creditor and paid or distributed to the Security Agent by the Recovering Creditor (the “Shared Amount”) will be treated as not having been paid or distributed by that Debtor.

8.2	Reversal of redistribution

(a)	If any part of the Shared Amount received or recovered by a Recovering Creditor becomes repayable or returnable to a Debtor and is repaid or returned by that Recovering Creditor to that Debtor, then:

(i)

each Party that received any part of that Shared Amount pursuant to an application by the Security Agent of that Shared Amount under Clause 8.1 (Recovering Creditor’s rights) (a “Sharing Party”) shall, upon request of the Security Agent, pay or distribute to the Security Agent for the account of that Recovering Creditor an amount equal to the appropriate part of its share of the Shared Amount (together with an amount as is necessary to reimburse that Recovering Creditor for its proportion of any interest on the Shared Amount which that Recovering Creditor is required to pay) (the “Redistributed Amount”); and

(ii)	as between the relevant Debtor and each relevant Sharing Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid or distributed by that Debtor.

(b)

The Security Agent shall not be obliged to pay or distribute any Redistributed Amount to a Recovering Creditor under paragraph 8.2(a)(i) above until it has been able to establish to its satisfaction that it has actually received that Redistributed Amount from the relevant Sharing Party.

8.3	Deferral of subrogation

No Creditor or Debtor will exercise any rights which it may have by reason of the performance by it of its obligations under the Debt Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights under the Debt Documents of any Creditor which ranks ahead of it in accordance with the priorities set out in Clause 2 (Ranking and Priority) until such time as all of the Liabilities owing to each prior ranking Creditor or, in the case of any Debtor, owing to each Creditor have been irrevocably discharged in full.

9.	ENFORCEMENT OF TRANSACTION SECURITY

9.1	Enforcement Instructions

(a)	The Security Agent shall not take any Enforcement Action against the Transaction Security unless expressly instructed to do so in writing by the Instructing Group.

(b)

Subject to the Transaction Security having become enforceable in accordance with its terms, the Instructing Group may give or refrain from giving instructions to the Security Agent to enforce or refrain from enforcing the Transaction Security as they see fit and (i) no other Secured Party shall have a right to request the enforcement of the Transaction Security; and (ii) if the Instructing Group determines to enforce the Transaction Security, it shall direct the Security Agent (in writing) as to the method of enforcement it may pursue in enforcing the Transaction Security, as to whether all or part of the Transaction Security is to be enforced and give all other directions in respect of the enforcement of the Transaction Security as the Instructing Group sees fit.

(c)	The Security Agent is entitled to conclusively rely, and shall be fully protected in relying, on and comply with instructions given in accordance with this Clause 9.1.

9.2	Manner of enforcement

If the Transaction Security is being enforced pursuant to Clause 9.1 (Enforcement Instructions), the Security Agent shall enforce the Transaction Security in such manner (including, without limitation, the selection of any administrator (or any analogous officer in any jurisdiction) of any Debtor to be appointed by the Security Agent) as the Instructing Group shall instruct in writing or, in the absence of any such instructions, as the Security Agent considers in its discretion to be appropriate.

9.3	Exercise of voting rights

(a)

Each Creditor (other than the Senior Creditors) will cast its vote in any proposal put to the vote by or under the supervision of any judicial or supervisory authority in respect of any insolvency, pre-insolvency or rehabilitation or similar proceedings relating to any member of the Group as instructed by the Security Agent.

(b)	The Security Agent shall give instructions for the purposes of paragraph (a) above in accordance with any written instructions given to it by the Instructing Group.

9.4	Waiver of rights

To the extent permitted under applicable law and subject to Clause 9.1 (Enforcement Instructions), Clause 9.2 (Manner of enforcement), Clause 11.4 (Fair value) and Clause 14 (Application of Proceeds), each of the Creditors, the Intra-Group Lenders and the Debtors waives all rights it may otherwise have to require that the Transaction Security be enforced in any particular order or manner or at any particular time or that any amount received or recovered from any person, or by virtue of the enforcement of any of the Transaction Security or of any other security interest, which is capable of being applied in or towards discharge of any of the Secured Liabilities is so applied.

9.5	Duties owed

Each of the Secured Parties and the Debtors acknowledges that, in the event that the Security Agent enforces or is instructed to enforce the Transaction Security prior to the Senior Discharge Date, the duties of the Security Agent and of any Receiver or Delegate owed to the Junior Lenders in respect of the method, type and timing of that enforcement or of the exploitation, management or realisation of any of that Transaction Security shall, subject to Clause 11.4 (Fair value), be no different to or greater than the duty that is owed by the Security Agent, Receiver or Delegate to the Debtors under general law.

9.6	Enforcement through Security Agent only

The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any right, power, authority or discretion arising under the Security Documents (other than the Senior Loan Agreement in accordance with this Agreement) except through the Security Agent.

10.	NON-DISTRESSED DISPOSALS

10.1	Definitions

In this Clause 10:

(a)	“Disposal Proceeds” means the proceeds of a Non-Distressed Disposal; and

“Non-Distressed Disposal” means a disposal of an asset of a member of the Group or an asset which is subject to the Transaction Security, to a person or persons outside the Group where:

(i)

the Required Senior Lenders (or any applicable Senior Agent on behalf of the Senior Lenders) notify the Security Agent in writing that that disposal is permitted under the Senior Financing Documents; and

(ii)	that disposal is not a Distressed Disposal.

10.2	Facilitation of Non-Distressed Disposals

(a)

If a disposal of an asset is a Non-Distressed Disposal, the Security Agent is irrevocably authorised (at the cost of the Parent and without any consent, sanction, authority or further confirmation from any Creditor, other Secured Party or Debtor) but subject to paragraph (b) below:

(i)	to release the Transaction Security or any other claim (relating to a Debt Document) over that asset;

(ii)

where that asset consists of shares in the capital of a member of the Group, to release the Transaction Security or any other claim (relating to a Debt Document) over that member of the Group’s Property; and

(iii)

to execute and deliver or enter into any release of the Transaction Security or any claim described in paragraphs (i) and (ii) above and issue any certificates of non-crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Security Agent, be considered necessary or desirable.

(b)	Each release of Transaction Security or any claim described in paragraph (a) above shall become effective only on the making of the relevant Non-Distressed Disposal.

10.3	Disposal Proceeds

If any Disposal Proceeds are required to be applied in mandatory prepayment of the Senior Liabilities then those Disposal Proceeds shall be applied in or towards Payment of:

(a)

first, any sums owing to the Security Agent (including, any legal or other professional advisers’ fees, costs or disbursements and all related taxes incurred thereon by the Security Agent), any Receiver or any Delegate under the Debt Documents; and

(b)	second, if applicable, the Senior Liabilities in accordance with the terms of the Senior Loan Agreement or any New Financing Equivalent,

and the consent of any other Party shall not be required for that application.

11.	DISTRESSED DISPOSALS AND APPROPRIATION

11.1	Facilitation of Distressed Disposals and Appropriation

If a Distressed Disposal or an Appropriation is being effected, (and following receipt by the Security Agent, in writing, of notice of the same from the Instructing Group in accordance with Clause 9.1 (Enforcement Instructions)), the Security Agent is irrevocably authorised (at the cost of the Parent and without any consent, sanction, authority or further confirmation from any Creditor, other Secured Party or Debtor):

(a)

release of Transaction Security/non-crystallisation certificates: to release the Transaction Security or any other claim over the asset subject to the Distressed Disposal or Appropriation and execute and deliver or enter into any release of that Transaction Security or claim and issue any letters of non-crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Security Agent, be considered necessary or desirable;

(b)

release of liabilities and Transaction Security on a share sale/Appropriation (Debtor): if the asset subject to the Distressed Disposal or Appropriation consists of shares in the capital of a Debtor, to release:

(i)	that Debtor and any Subsidiary of that Debtor from all or any part of its Borrowing Liabilities, its Guarantee Liabilities and its Other Liabilities;

(ii)	any Transaction Security granted by that Debtor or any Subsidiary of that Debtor over any of its assets; and

(iii)	any other claim of a Subordinated Creditor, an Intra-Group Lender, or another Debtor over that Debtor’s assets or over the assets of any Subsidiary of that Debtor,

on behalf of the relevant Creditors and Debtors;

(c)

release of liabilities and Transaction Security on a share sale/Appropriation (Holding Company): if the asset subject to the Distressed Disposal or Appropriation consists of shares in the capital of any Holding Company of a Debtor, to release:

(i)	that Holding Company and any Subsidiary of that Holding Company from all or any part of its Borrowing Liabilities, its Guarantee Liabilities and its Other Liabilities;

(ii)	any Transaction Security granted by any Subsidiary of that Holding Company over any of its assets; and

(iii)	any other claim of a Subordinated Creditor, an Intra-Group Lender or another Debtor over the assets of any Subsidiary of that Holding Company,

on behalf of the relevant Creditors and Debtors;

(d)

facilitative disposal of liabilities on a share sale/Appropriation: if the asset subject to the Distressed Disposal or Appropriation consists of shares in the capital of a Debtor or the Holding Company of a Debtor and the Security Agent decides to dispose of all or any part of:

(i)	the Liabilities (other than Liabilities due to the Senior Agent or Junior Trustee); or

(ii)	the Debtors’ Intra-Group Receivables,

owed by that Debtor or Holding Company or any Subsidiary of that Debtor or Holding Company on the basis that any transferee of those Liabilities or Debtors’ Intra-Group Receivables (the “Transferee”) will not be treated as a Senior Creditor or a Secured Party for the purposes of this Agreement, to execute and deliver or enter into any agreement to dispose of all or part of those Liabilities or Debtors’ Intra- Group Receivables on behalf of the relevant Creditors and Debtors provided that notwithstanding any other provision of any Debt Document the Transferee shall not be treated as a Senior Creditor or a Secured Party for the purposes of this Agreement;

(e)

sale of liabilities on a share sale/Appropriation: if the asset subject to the Distressed Disposal or Appropriation consists of shares in the capital of a Debtor or the Holding Company of a Debtor and the Security Agent decides to dispose of all or any part of:

(i)	the Liabilities (other than Liabilities due to the Senior Agent or Junior Trustee); or

(ii)	the Debtors’ Intra-Group Receivables,

owed by that Debtor or Holding Company or any Subsidiary of that Debtor or Holding Company on the basis that any transferee of those Liabilities or Debtors’ Intra-Group Receivables will be treated as a Senior Creditor or a Secured Party for the purposes of this Agreement, to execute and deliver or enter into any agreement to dispose of:

(A)	all (and not part only) of the Liabilities owed to the Senior Creditors (other than to the Senior Agent or Junior Trustee); and

(B)	all or part of any other Liabilities (other than Liabilities owed to the Senior Agent or Junior Trustee) and the Debtors’ Intra-Group Receivables,

on behalf of, in each case, the relevant Creditors and Debtors;

(f)

transfer of obligations in respect of liabilities on a share sale/Appropriation: if the asset subject to the Distressed Disposal or Appropriation consists of shares in the capital of a Debtor or the Holding Company of a Debtor (the “Disposed Entity”) and the Security Agent decides to transfer to another Debtor (the “Receiving Entity”) all or any part of the Disposed Entity’s obligations or any obligations of any Subsidiary of that Disposed Entity in respect of:

(i)	the Intra-Group Liabilities; or

(ii)	the Debtors’ Intra-Group Receivables,

to execute and deliver or enter into any agreement to:

(iii)

agree to the transfer of all or part of the obligations in respect of those Intra- Group Liabilities or Debtors’ Intra-Group Receivables on behalf of the relevant Intra-Group Lenders and Debtors to which those obligations are owed and on behalf of the Debtors which owe those obligations; and

(iv)

to accept the transfer of all or part of the obligations in respect of those Intra- Group Liabilities or Debtors’ Intra-Group Receivables on behalf of the Receiving Entity or Receiving Entities to which the obligations in respect of those Intra-Group Liabilities or Debtors’ Intra-Group Receivables are to be transferred.

11.2	Form of consideration for Distressed Disposals and Debt Disposals

Subject to Clause 12.4 (Security Agent protection), a Distressed Disposal or a Debt Disposal may be made in whole or in part for consideration in the form of cash or, if not for cash, for Non-Cash Consideration which is acceptable to the Security Agent.

11.3	Proceeds of Distressed Disposals and Debt Disposals

The net proceeds of each Distressed Disposal and each Debt Disposal shall be paid, or distributed, to the Security Agent for application in accordance with Clause 14 (Application of Proceeds) and, to the extent that:

(a)	any Liabilities Sale has occurred; or

(b)	any Appropriation has occurred,

as if that Liabilities Sale, or any reduction in the Secured Liabilities resulting from that Appropriation, had not occurred.

11.4	Fair value

(a)

In the case of a Distressed Disposal or a Liabilities Sale effected by, or at the request of, the Security Agent, the Security Agent shall take reasonable care to obtain a fair market value having regard to the prevailing market conditions (though the Security Agent shall have no obligation to postpone (or request the postponement of) any Distressed Disposal or Liabilities Sale in order to achieve a higher value).

(b)

The requirement in paragraph (a) above shall be satisfied (and as between the Creditors and the Debtors shall be conclusively presumed to be satisfied) and the Security Agent will be taken to have discharged all its obligations in this respect under this Agreement, the other Debt Documents and generally at law if:

(i)	that Distressed Disposal or Liabilities Sale is made pursuant to any process or proceedings approved or supervised by or on behalf of any court of law;

(ii)

that Distressed Disposal or Liabilities Sale is made by, at the direction of or under the control of, a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer (or any analogous officer in any jurisdiction) appointed in respect of a member of the Group or the assets of a member of the Group;

(iii)	that Distressed Disposal or Liabilities Sale is made pursuant to a Competitive Sales Process; or

(iv)

a Financial Adviser appointed by the Security Agent pursuant to Clause 11.5 (Appointment of Financial Adviser) has delivered a Fairness Opinion to the Security Agent in respect of that Distressed Disposal or Liabilities Sale.

11.5	Appointment of Financial Adviser

(a)

Without prejudice to Clause 16.7 (Rights and discretions), the Security Agent may engage, or approve the engagement of, (in each case on such terms as it may consider appropriate (including, without limitation, restrictions on that Financial Adviser’s liability and the extent to which any advice, valuation or opinion may be relied on or disclosed)), pay for and rely on the services of a Financial Adviser to provide advice, a valuation or an opinion in connection with:

(i)	a Distressed Disposal or a Debt Disposal;

(ii)	the application or distribution of any proceeds of a Distressed Disposal or a Debt Disposal; or

(iii)	any amount of Non-Cash Consideration which is subject to Clause 7.1 (Turnover by the Creditors).

(b)	For the purposes of paragraph (a) above, the Security Agent shall act:

(i)	on the instructions of the Instructing Group if the Financial Adviser is providing a valuation for the purposes of Clause 12.2 (Cash value of Non-Cash Recoveries); or

(ii)	otherwise in accordance with Clause 11.6 (Security Agent’s actions).

11.6	Security Agent’s actions

For the purposes of Clause 11.1 (Facilitation of Distressed Disposals and Appropriation), Clause 11.2 (Form of consideration for Distressed Disposals and Debt Disposals) and Clause 11.4 (Fair Value) the Security Agent shall act:

(a)	in the case of an Appropriation or if the relevant Distressed Disposal is being effected by way of enforcement of the Transaction Security, in accordance with Clause 9.2 (Manner of enforcement); and

(b)	in any other case on the instructions of the Instructing Group or, in the absence of any such instructions, as the Security Agent sees fit.

12.	NON-CASH RECOVERIES

12.1	Security Agent and Non-Cash Recoveries

To the extent the Security Agent receives or recovers any Non-Cash Recoveries, it may (acting on the instructions of the Instructing Group) but without prejudice to its ability to exercise discretion under Clause 14.2 (Prospective liabilities)):

(a)	distribute those Non-Cash Recoveries pursuant to Clause 14 (Application of proceeds) as if they were Cash Proceeds;

(b)	hold, manage, exploit, collect, realise and dispose of those Non-Cash Recoveries; and

(c)	hold, manage, exploit, collect, realise and distribute any resulting Cash Proceeds.

12.2	Cash value of Non-Cash Recoveries

(a)

The cash value of any Non-Cash Recoveries shall be determined by reference to a valuation obtained by the Security Agent from a Financial Adviser appointed by the Security Agent pursuant to Clause 11.5 (Appointment of Financial Adviser) taking into account any notional conversion made pursuant to Clause 14.4 (Currency conversion).

(b)

If any Non-Cash Recoveries are distributed pursuant to Clause 14 (Application of proceeds), the extent to which such distribution is treated as discharging the Liabilities shall be determined by reference to the cash value of those Non-Cash Recoveries determined pursuant to paragraph (a) above.

12.3	Non-Cash Recoveries

(a)

Subject to paragraph (b) below, if, pursuant to Clause 14.1 (Order of application), a Senior Creditor or a Junior Lender receives Non-Cash Recoveries for application towards the discharge of any Liabilities, that Creditor shall apply those Non-Cash Recoveries in accordance with the relevant Note Agreement, Junior Financing Document or the Senior Loan Agreement as if they were Cash Proceeds.

(b)	The Senior Creditors or a Junior Lender, as applicable, may:

(i)

use any reasonably suitable method of distribution, as it may determine in its discretion, to distribute those Non-Cash Recoveries in the order of priority that would apply under the relevant Note Agreement, Junior Financing Document or the Senior Loan Agreement if those Non-Cash Recoveries were Cash Proceeds;

(ii)	hold any Non-Cash Recoveries through another person.

12.4	Security Agent protection

(a)

No Distressed Disposal or Debt Disposal may be made in whole or part for Non-Cash Consideration if the Security Agent has reasonable grounds for believing that its receiving, distributing, holding, managing, exploiting, collecting, realising or disposing of that Non-Cash Consideration would have an adverse effect on it.

(b)

If Non-Cash Consideration is distributed to the Security Agent pursuant to Clause 7.1 (Turnover by the Creditors) the Security Agent may, at any time after notifying the Creditors entitled to that Non-Cash Consideration and notwithstanding any instruction from a Creditor or group of Creditors pursuant to the terms of any Debt Document, immediately realise and dispose of that Non-Cash Consideration for cash consideration (and distribute any Cash Proceeds of that Non-Cash Consideration to the relevant Creditors in accordance with Clause 14 (Application of Proceeds)) if the Security Agent has reasonable grounds for believing that holding, managing, exploiting or collecting that Non-Cash Consideration would have an adverse effect on it.

13.	FURTHER ASSURANCE – DISPOSALS AND RELEASES

Each Creditor and Debtor will:

(a)

do all things that the Security Agent requests in order to give effect to Clause 10 (Non-Distressed Disposals), Clause 11 (Distressed Disposals and Appropriation) (which shall include, without limitation, the execution of any assignments, transfers, releases or other documents that the Security Agent may consider to be necessary to give effect to the releases or disposals contemplated by those Clauses); and

(b)

if the Security Agent is not entitled to take any of the actions contemplated by those Clauses or if the Security Agent requests that any Creditor or Debtor take any such action, take that action itself in accordance with the instructions of the Security Agent, provided that the proceeds of those disposals are applied in accordance with Clause 10 (Non- Distressed Disposals) or Clause 11 (Distressed Disposals and Appropriation) as the case may be.

14.	APPLICATION OF PROCEEDS

14.1	Order of application

Subject to Clause 14.2 (Prospective liabilities), all amounts from time to time received or recovered by the Security Agent pursuant to the terms of any Debt Document or in connection with the realisation or enforcement of all or any part of the Transaction Security (for the purposes of this Clause 14, the “Recoveries”) shall be held by the Security Agent on trust to apply them at any time as the Security Agent (in its discretion) sees fit, to the extent permitted by applicable law (and subject to the provisions of this Clause 14), in the following order of priority:

(i)

in discharging any sums owing to the Security Agent (including, any legal or other professional advisers’ fees, costs or disbursements and all related taxes incurred thereon by the Security Agent), any Receiver or any Delegate under the Debt Documents;

(ii)

in discharging all costs and expenses incurred by any Senior Creditor in connection with any realisation or enforcement of the Transaction Security taken in accordance with the terms of this Agreement or any action taken at the request of the Security Agent under Clause 6.5 (Further assurance – Insolvency Event);

(iii)	in payment or distribution to the Secured Parties for application towards the discharge in full of the Secured Liabilities (in accordance with the terms of the Senior Financing Documents);

(iv)

following the Senior Discharge Date, in payment or distribution to the Debtors for payment or distribution to the Junior Lenders on their own behalf and/or to the Junior Trustee on its own behalf and on behalf of the other Junior Lenders for application (in accordance with the terms of the Junior Financing Documents) towards the discharge of any other Junior Liabilities (and, for the avoidance of doubt the Security Agent shall only be liable to make payment to the relevant Debtor and shall not be responsible for onward payment by such Debtor to the relevant Junior Lenders);

(v)

if none of the Debtors is under any further actual or contingent liability under any Senior Financing Document or Junior Financing Document, in payment or distribution to any person to whom the Security Agent is obliged, as a matter of law, to pay or distribute in priority to any Debtor; and

(vi)	the balance, if any, in payment or distribution to the relevant Debtor.

14.2	Prospective liabilities

Following a Distress Event the Security Agent may, in its discretion:

(a)

hold any amount of the Recoveries which is in the form of cash, and any cash which is generated by holding, managing, exploiting, collecting, realising or disposing of any Non-Cash Consideration, in one or more suspense or impersonal accounts in the name of the Security Agent with such financial institution (including itself) as the Security Agent shall think fit (the interest or charges, if any, being credited or deducted to the relevant account); and hold, manage, exploit, collect and realise any amount of the Recoveries which is in the form of Non-Cash Consideration, in each case for so long as the Security Agent shall think fit for later application under Clause 14.1 (Order of application) in respect of:

(i)	any sum to any Security Agent, any Receiver or any Delegate; and

(ii)	any part of the Liabilities,

that the Security Agent reasonably considers, in each case, might become due or owing at any time in the future.

14.3	Investment of Cash Proceeds

Prior to the application of the proceeds of the Security Property in accordance with Clause 14.1 (Order of Application) the Security Agent may, in its sole discretion, hold all or part of any Cash Proceeds in one or more or impersonal accounts in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest, if any, being credited to the relevant account) pending the application from time to time of those monies in the Security Agent’s discretion in accordance with the provisions of this Clause 14.

14.4	Currency conversion

(a)	For the purpose of, or pending the discharge of, any of the Secured Liabilities the Security Agent may:

(i)	convert any moneys received or recovered by the Security Agent (including, without limitation, any Cash Proceeds) from one currency to another, at the Security Agent’s Spot Rate of Exchange; and

(ii)	notionally convert the valuation provided in any opinion or valuation from one currency to another, at the Security Agent’s Spot Rate of Exchange.

(b)	The obligations of any Debtor to pay in the due currency shall only be satisfied:

(i)	in the case of paragraph 14.4(a)(i) above, to the extent of the amount of the due currency purchased after deducting the costs of conversion; and

(ii)	in the case of paragraph 14.4(a)(ii) above, to the extent of the amount of the due currency which results from the notional conversion referred to in that paragraph.

14.5	Permitted Deductions

The Security Agent shall be entitled, in its sole discretion, (a) to set aside by way of reserve amounts required to meet and (b) to make and pay, any deductions and withholdings (on account of Taxes or otherwise) which it is or may be required by any law or regulation to make from any distribution or payment made by it under this Agreement, and to pay all Taxes which may be assessed against it in respect of any of the Charged Property, or as a consequence of performing its duties or exercising its rights, powers, authorities and discretions, or by virtue of its capacity as Security Agent under any of the Debt Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

14.6	Good Discharge

(a)	Any distribution or payment to be made in respect of the Secured Liabilities by the Security Agent will be made to the relevant Secured Parties.

(b)	Any distribution or payment made as described in paragraph (a) above shall be a good discharge, to the extent of that payment or distribution, by the Security Agent:

(i)	in the case of a payment made in cash, to the extent of that payment; and

(ii)	in the case of a distribution of Non-Cash Recoveries, as determined by Clause 12.2 (Cash value of Non-Cash Recoveries).

(c)

The Security Agent is under no obligation to make the payments to the Secured Parties under paragraph (a) above in the same currency as that in which the Liabilities owing to the relevant Secured Parties are denominated pursuant to the relevant Debt Document.

14.7	Calculation of Amounts

For the purpose of calculating any person’s share of any amount payable to or by it, the Security Agent shall be entitled to:

(a)

notionally convert the Liabilities owed to any person into a common base currency (decided in its discretion by the Security Agent), that notional conversion to be made at the spot rate at which the Security Agent is able to purchase the notional base currency with the actual currency of the Liabilities owed to that person at the time at which that calculation is to be made; and

(b)

assume that all amounts received or recovered as a result of the enforcement or realisation of the Security Property are applied in discharge of the Liabilities in accordance with the terms of the Debt Documents under which those Liabilities have arisen.

15.	FACILITATION OF QUALIFYING SENIOR FINANCING

15.1	Release of Transaction Security by Security Agent

If, in relation to a Qualifying Senior Financing, any amount received pursuant to the enforcement of the Transaction Security would not be available for application by the Security Agent towards the discharge of the New Financing Senior Liabilities in the order set out in Clause 14.1 (Order of application) to the same extent as that amount would have been available for application towards the discharge of the Senior Liabilities being refinanced as certified in a certificate of an officer of the Parent, the Security Agent is irrevocably authorised (at the cost of the Parent and without any consent, sanction, authority or further confirmation from any Creditor, other Secured Party or Debtor) to release that Transaction Security if, immediately on such release, Security will be provided in favour of the Security Agent, any Receiver, any Delegate, and the Senior Creditors under the New Financing Senior Documents over the same assets as under the relevant Security Document, on terms substantially the same as the terms of that Security Document and subject to the same ranking as set out in Clause 2.2 (Transaction Security).

15.2	Facilitation

Subject to Clause 15.3 (Exceptions), each Secured Party shall, at the request (and cost) of the Parent, promptly execute such documents and give such instructions to the Security Agent as are reasonably necessary:

(a)

to provide substantially the same rights and remedies to the providers of any New Financing Senior Facility or New Financing Junior Facility (as applicable) as those contemplated in the Senior Loan Agreement and related Senior Financing Documents and this Agreement including, without limitation, entering into further security, priority and intercreditor agreements (as applicable); or

(b)

to implement successfully the terms of a Qualifying Senior Financing or Qualifying Junior Financing (as applicable) by the providers of that refinancing and to give effect to the providing of Security as contemplated by this Clause 15 in respect of the New Financing Senior Liabilities including, without limitation, any amendment required to the terms of this Agreement or any other Senior Financing Document and any amendment, consent, waiver or release in respect of any Security Document and any grant of security pursuant to a new Security Document.

15.3	Exceptions

(a)

This Clause 15 shall not require any Secured Party to facilitate a release of, or amendment to, the Transaction Security or any guarantee, indemnity or other assurance against loss that is not necessary to implement the matters contemplated by Clause 15.2.

(b)	This Clause 15 shall not require any Party to provide financial accommodation to any member of the Group in connection with, or otherwise to participate in, a Qualifying Senior Financing.

16.	THE SECURITY AGENT AND JUNIOR TRUSTEE

16.1	Security Agent as trustee

(a)	The Security Agent declares that it holds the Security Property on trust for the Secured Parties on the terms contained in this Agreement.

(b)

By acceptance of the benefits of this Agreement, each Secured Party (whether or not a Party to this Agreement) consents or, as the case may be, is deemed to consent, to the appointment of the Security Agent as trustee under this Agreement.

(c)

Each of the Secured Parties authorises the Security Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Security Agent under or in connection with the Debt Documents together with any other incidental rights, powers, authorities and discretions.

(d)

Each of the Parties to this Agreement agrees that the Security Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement or in the Security Documents to which the Security Agent is expressed to be a party (and no others shall be implied) subject at all times to the provisions of this Agreement limiting the responsibility or liability of the Security Agent.

(e)	It is expressly understood and agreed by the Parties to this Agreement that:

(i)

this Agreement is executed and delivered by the Security Agent not individually or personally but solely in its capacity as the Security Agent in the exercise of the powers and authority conferred and vested in it under this Agreement and the Debt Documents to which it is expressed to be a party; and

(ii)

in no case shall the Security Agent be (A) responsible or accountable in damages or otherwise to any other Secured Party or Debtor for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Security Agent in good faith in accordance with this Agreement and the Debt Documents in a manner within the scope of the authority conferred on it by this Agreement and the Debt Documents or by law (otherwise than as a result of its gross negligence or wilful misconduct), or (B) personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of any other Secured Party or Debtor all such liability, if any, being expressly waived by the Secured Parties and Debtors and any person claiming by, through or under such Secured Party or Debtor, and it is also acknowledged that the Security Agent shall have no responsibility for the actions of any Creditor.

(f)	Each of the Parties other than the Security Agent acknowledges and agrees that:

(i)

if any Senior Agent has become a Party in accordance with Clause 17.3(a) (Change of Security Agent or Junior Trustee), for so long as it remains a Party in that capacity the Security Agent shall be entitled to make payments due to the Senior Lenders to the Senior Agent on their behalf and shall not be concerned with any onward payment by the Senior Agent to the Senior Lenders; and

(ii)

if and for so long as there is a Junior Trustee party to this Agreement, the Security Agent shall only be required to make payments due to the Junior Lenders to the Junior Trustee on their behalf and shall not be concerned with any onward payment by the Junior Trustee to the Junior Lenders.

16.2	Instructions

(a)	The Security Agent shall only:

(i)

subject to paragraphs (d) and (e) below, act in accordance with any written instruction given to it by the Instructing Group or, if so instructed by the Instructing Group, refrain from exercising any right, power, authority or discretion vested in it as Security Agent and shall be entitled, without further inquiry, to assume that (A) any instructions or direction received by it from the Instructing Group (or, if this Agreement stipulates the matter is a decision for any other Creditor or group of Creditors, from that Creditor or group of Creditors) are duly given in accordance with the terms of the relevant Debt Documents and (B) unless it has received actual written notice of revocation, that those instructions or directions have not been revoked; and

(ii)

not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above (or, if this Agreement stipulates the matter is a decision for any other Creditor or group of Creditors, in accordance with instructions given to it by that Creditor or group of Creditors).

(b)

The Security Agent shall be entitled to request instructions, or clarification of any instruction, from the Instructing Group (or, if this Agreement stipulates the matter is a decision for any other Creditor or group of Creditors, from that Creditor or group of Creditors) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Security Agent may refrain from acting unless and until it receives those instructions or that clarification in writing.

(c)

Save in the case of decisions stipulated to be a matter for any other Creditor or group of Creditors under this Agreement and unless a contrary intention appears in this Agreement, any instructions given to the Security Agent in writing by the Instructing Group shall override any conflicting instructions given by any other Parties and will be binding on all Secured Parties.

(d)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in this Agreement;

(ii)	where this Agreement requires the Security Agent to act in a specified manner or to take a specified action;

(iii)

in respect of any provision which protects the Security Agent’s own position in its personal capacity as opposed to its role of Security Agent for the Secured Parties including, without limitation, Clauses 16.5 (No duty to account) to Clause 16.10 (Exclusion of liability), Clause 16.13 (Confidentiality) to Clause 16.19 (Custodians and nominees) and Clause 16.22 (Acceptance of title) to Clause 16.25 (Disapplication of Trustee Acts);

(iv)	in respect of the exercise of the Security Agent’s discretion to exercise a right, power or authority under any of:

(A)	Clause 10 (Non-Distressed Disposals);

(B)	Clause 14.1 (Order of application);

(C)	Clause 14.2 (Prospective liabilities);

(D)	Clause 14.5 (Permitted Deductions);

provided that the Security Agent may, if it so chooses, seek directions or instructions from an Instructing Group, in respect of the discretions conferred on it.

(e)

In exercising any discretion to exercise a right, power or authority under the Debt Documents where either it has not received any written instructions as to the exercise of that discretion or the exercise of that discretion is subject to paragraph 16.2(d)(iv) above, then the Security Agent shall:

(i)	other than where paragraph (ii) below applies, do so having regard to the interests of all the Secured Parties; or

(ii)	if (in its opinion) there is a Creditor Conflict in relation to the matter in respect of which the discretion is to be exercised, do so having regard only to the interests of all the Senior Creditors.

(f)

The Security Agent may refrain from acting in accordance with any instructions of any Creditor or group of Creditors until it has received any indemnification and/or security that it may in its sole discretion require (which may be greater in extent than that contained in the Debt Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable VAT) which it may incur in complying with those instructions.

(g)

Without prejudice to the provisions of Clause 9 (Enforcement of Transaction Security) and the remainder of this Clause 16.2, in the absence of written instructions, the Security Agent may act (or refrain from acting) as it considers in its discretion to be appropriate.

(h)

If giving effect to instructions given by an Instructing Group would (in the Security Agent’s opinion) have an effect equivalent to an Intercreditor Amendment, the Security Agent shall not be required to act in accordance with those instructions unless consent to it so acting is obtained from each Secured Party whose consent would have been required in respect of that Intercreditor Amendment.

16.3	Duties of the Security Agent

(a)	The Security Agent’s duties under the Debt Documents are solely mechanical and administrative in nature.

(b)	The Security Agent shall promptly:

(i)	forward to each Secured Party a copy of any document received by the Security Agent from any Debtor under any Debt Document; and

(ii)	forward to a Party the original or a copy of any document which is delivered to the Security Agent for that Party by any other Party.

(c)	Except where a Debt Document specifically provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)

Without prejudice to Clause 20.3 (Notification of prescribed events), if the Security Agent receives notice from a Party referring to any Debt Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Secured Parties.

(e)

To the extent that a Party (other than the Security Agent) is required to calculate a Common Currency Amount, the Security Agent shall upon a request by that Party, promptly notify that Party of the relevant Security Agent’s Spot Rate of Exchange.

(f)	The Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Debt Documents to which it is expressed to be a party (and no others shall be implied).

16.4	No fiduciary duties to Debtors

Nothing in this Agreement constitutes the Security Agent as an agent, trustee or fiduciary of any Debtor.

16.5	No duty to account

The Security Agent shall not be bound to account to any other Secured Party for any sum or the profit element of any sum received by it for its own account.

16.6	Business with the Group

The Security Agent may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

16.7	Rights and discretions

(a)	The Security Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume, without enquiry, that:

(A)	any instructions received by it from the Instructing Group, any Creditors or any group of Creditors are duly given in accordance with the terms of the Debt Documents;

(B)	unless it has received written notice of revocation, that those instructions have not been revoked; and

(C)	if it receives any instructions to act in relation to the Transaction Security, that all applicable conditions under the Debt Documents for so acting have been satisfied; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Security Agent may assume, without enquiry (unless it has received written notice to the contrary in its capacity as security trustee for the Secured Parties) that:

(i)	no Default has occurred;

(ii)	any right, power, authority or discretion vested in any Party or any group of Creditors has not been exercised; and

(iii)	any notice made by the Parent is made on behalf of and with the consent and knowledge of all the Debtors.

(c)	The Security Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)

Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Security Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Security Agent (and so separate from any lawyers instructed by any Secured Party) if the Security Agent in its reasonable opinion deems this to be desirable.

(e)

The Security Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Security Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Security Agent, any Receiver and any Delegate may act in relation to the Debt Documents and the Security Property through its officers, employees and agents and shall not:

(i)	be liable for any error of judgment made by any such person; or

(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person,

unless such error or such loss was directly caused by the Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct.

(g)	Unless this Agreement expressly specifies otherwise, the Security Agent may disclose to any other Party any information it reasonably believes it has received as security trustee under this Agreement.

(h)

Notwithstanding any other provision of any Debt Document to the contrary, the Security Agent is not obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)

Notwithstanding any provision of any Debt Document to the contrary, the Security Agent is not obliged to give any bond or surety or otherwise expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

(j)

Notwithstanding any provision of any Debt Document to the contrary, the Security Agent shall not be liable for interest on any moneys received by it except as the Security Agent may agree in writing with the Party for whom it holds those moneys.

(k)

Notwithstanding any provision of any Debt Document to the contrary, the Security Agent shall not be obliged to segregate money held on trust by the Security Agent from its other funds except to the extent required by law.

(l)

The permissive rights of the Security Agent to take the actions or exercise the rights and discretions permitted or conferred by this Agreement shall not be construed as an obligation or duty for it to take those actions or exercise those rights and discretions.

16.8	Responsibility for documentation

None of the Security Agent, any Receiver nor any Delegate is responsible or liable for:

(a)

the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Security Agent, a Debtor or any other person in or in connection with any Debt Document or the transactions contemplated in the Debt Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document; or

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Debt Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property; or

(c)

any determination as to whether any information provided or to be provided to any Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

16.9	No duty to monitor

The Security Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Debt Document; or

(c)	whether any other event specified in any Debt Document has occurred.

16.10	Exclusion of liability

(a)

Without limiting paragraph (b) below (and without prejudice to any other provision of any Debt Document excluding or limiting the liability of the Security Agent, any Receiver or Delegate), none of the Security Agent, any Receiver nor any Delegate will be liable for:

(i)

any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Debt Document or the Security Property unless directly caused by its gross negligence or wilful misconduct;

(ii)

exercising or not exercising any right, power, authority or discretion given to it by, or in connection with, any Debt Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Debt Document or the Security Property;

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or

(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs, losses, any diminution in value or any liability whatsoever arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets; breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)

No Party (other than the Security Agent, that Receiver or that Delegate (as applicable)) may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Debt Document or any Security Property and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this Clause subject to Clause 1.3 (Third party rights) and the provisions of the Third Parties Act.

(c)	Nothing in this Agreement shall oblige the Security Agent to carry out:

(i)	any “know your customer” or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Secured Party,

on behalf of any Secured Party and each Secured Party confirms to the Security Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Security Agent.

(d)

Without prejudice to any provision of any Debt Document excluding or limiting the liability of the Security Agent, any Receiver or Delegate, any liability of the Security Agent, any Receiver or Delegate arising under or in connection with any Debt Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Security Agent, Receiver or Delegate (as the case may be) or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Security Agent, Receiver or Delegate (as the case may be) at any time which increase the amount of that loss. In no event shall the Security Agent, any Receiver or Delegate be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Security Agent, Receiver or Delegate (as the case may be) has been advised of the possibility of such loss or damages.

16.11	Secured Parties’ indemnity to the Security Agent

(a)	Each Secured Party shall (in the proportion that the Liabilities due to it bear to the aggregate of the Liabilities due to all the Secured Parties for the time being (or, if the Liabilities due to the Secured Parties are zero, immediately prior to their being reduced to zero)), indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the relevant Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under, or exercising any authority conferred under, the Debt Documents (unless the relevant Security Agent, Receiver or Delegate has been reimbursed by a Debtor pursuant to a Debt Document).

(b)	Subject to paragraph (c) below, the Parent shall immediately on demand reimburse any Secured Party for any payment that Secured Party makes to the Security Agent pursuant to paragraph (a) above.

(c)	Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Secured Party claims reimbursement relates to a liability of the Security Agent to a Debtor.

16.12	Resignation of the Security Agent

(a)

The Security Agent may, without ascribing a reason and without being responsible for any cost or liability arising therefrom, resign and appoint one of its Affiliates as successor by giving notice to the Secured Parties and the Parent.

(b)

Alternatively the Security Agent may, without ascribing a reason and without being responsible for any cost or liability arising therefrom, resign by giving 30 days’ notice to the Secured Parties and the Parent, in which case the Instructing Group may appoint a successor Security Agent.

(c)

If the Instructing Group has not appointed a successor Security Agent in accordance with paragraph (d) above within 20 days after notice of resignation was given, the retiring Security Agent (after consultation with the Instructing Group) may appoint a successor Security Agent.

(d)

The retiring Security Agent shall, make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Debt Documents (including, without limitation, transferring the Security created by the Security Documents across to the successor Security Agent). The Parent shall, within three Business Days of demand, reimburse the retiring Security Agent for the amount of all costs and expenses (including legal fees, costs and disbursements) properly incurred by it in making available such documents and records and providing such assistance.

(e)	The Security Agent’s resignation notice shall only take effect upon:

(i)	the appointment of a successor; and

(ii)	the transfer of all the Security Property to that successor.

(f)

Upon the appointment of a successor, the retiring Security Agent shall be discharged from any further obligation in respect of the Debt Documents (other than its obligations under paragraph (b)16.23(b) of Clause 16.23 (Winding up of trust) and paragraph (f) above) but shall remain entitled to the benefit of this Clause 16 and Clause 19.1 (Indemnity to the

Security Agent) (and any Security Agent fees for the account of the retiring Security Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.

(g)	The Instructing Group may, by written notice to the Security Agent, require it to immediately resign and the Instructing Group may appoint a successor Security Agent.

16.13	Confidentiality

(a)

If information is received by another division or department of the Security Agent, it may be treated as confidential to that division or department and the Security Agent shall not be deemed to have notice of it.

(b)

Notwithstanding any other provision of any Debt Document to the contrary, the Security Agent is not obliged to disclose to any other person (i) any confidential information or (ii) any other information if the disclosure would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty.

16.14	Information from the Creditors

Each Creditor shall supply the Security Agent with any information that the Security Agent may reasonably specify as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent.

16.15	Credit appraisal by the Secured Parties

Without affecting the responsibility of any Debtor for information supplied by it or on its behalf in connection with any Debt Document, each Secured Party confirms to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Debt Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Debt Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(c)

whether that Secured Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Debt Document, the Security Property, the transactions contemplated by the Debt Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(d)

the adequacy, accuracy or completeness of any information provided by the Security Agent, any Party or by any other person under or in connection with any Debt Document, the transactions contemplated by any Debt Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document; and

(e)

the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.

16.16	Reliance and engagement letters

The Security Agent may obtain and rely on any certificate or report from any Debtor’s auditor and may enter into any reliance letter or engagement letter relating to that certificate or report on such terms as it may consider appropriate (including, without limitation, restrictions on the auditor’s liability and the extent to which that certificate or report may be relied on or disclosed).

16.17	No responsibility to perfect Transaction Security

The Security Agent shall not be liable for any failure to:

(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Debtor to any of the Charged Property;

(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Debt Document or the Transaction Security;

(c)

register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any law or regulation or to give notice to any person of the execution of any Debt Document or of the Transaction Security;

(d)

take, or to require any Debtor to take, any step to perfect its title to any of the Charged Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under any law or regulation; or

(e)	require any further assurance in relation to any Security Document.

16.18	Insurance by Security Agent

(a)	The Security Agent shall not be obliged:

(i)	to insure any of the Charged Property;

(ii)	to require any other person to maintain any insurance; or

(iii)	to verify any obligation to arrange or maintain insurance contained in any Debt Document,

and the Security Agent shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance.

(b)

Where the Security Agent is named on any insurance policy as an insured party, it shall not be liable for any damages, costs or losses to any person as a direct or indirect result of its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Instructing Group requests it to do so in writing and the Security Agent fails to do so within fourteen days after receipt of that request.

16.19	Custodians and nominees

The Security Agent may appoint and pay (or cause to be appointed and paid) any person to act as a custodian or nominee on any terms in relation to any asset of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

16.20	Delegation by the Security Agent

(a)

Each of the Security Agent, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such.

(b)

That delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Secured Parties.

(c)

No Security Agent, Receiver or Delegate shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of, any such delegate or sub-delegate.

16.21	Additional Security Agents

(a)	The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it:

(i)	if it considers that appointment to be in the interests of the Secured Parties;

(ii)	for the purposes of conforming to any legal requirement, restriction or condition which the Security Agent deems to be relevant; or

(iii)	for obtaining or enforcing any judgment in any jurisdiction,

and the Security Agent shall give prior notice to the Parent and the Secured Parties of that appointment.

(b)

Any person so appointed shall have the rights, powers, authorities and discretions (not exceeding those given to the Security Agent under or in connection with the Debt Documents) and the duties, obligations and responsibilities that are given or imposed by the instrument of appointment.

(c)

The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable VAT) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.

16.22	Acceptance of title

The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any Debtor may have to any of the Charged Property and shall not be liable for, or bound to require any Debtor to remedy, any defect in its right or title.

16.23	Winding up of trust

If the Security Agent, with the approval of each Senior Creditor, determines that:

(a)	all of the Secured Liabilities and all other obligations secured by the Security Documents have been fully and finally discharged; and

(b)	no Secured Party is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Debtor pursuant to the Debt Documents,

then:

(i)

the trusts set out in this Agreement shall be wound up and the Security Agent shall release, without representation, recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Security Documents (other than any provision expressed to survive termination or discharge); and

(ii)

any Security Agent which has resigned pursuant to Clause 16.12 (Resignation of the Security Agent) shall release, without representation, recourse or warranty, all of its rights under each Security Document (other than any provision expressed to survive termination or discharge).

16.24	Powers supplemental to Trustee Acts

The rights, powers, authorities, privileges, protections, indemnities, immunities and discretions given to the Security Agent under or in connection with the Debt Documents shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by law or regulation or otherwise.

16.25	Disapplication of Trustee Acts

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act.

16.26	Intra-Group Lenders and Debtors: Power of Attorney

Each Intra-Group Lender and Debtor by way of security for its obligations under this Agreement irrevocably appoints the Security Agent to be its attorney to do anything which that Intra-Group Lender or Debtor has authorised the Security Agent or any other Party to do under this Agreement or is itself required to do under this Agreement but has failed to do (and the Security Agent may delegate that power on such terms as it sees fit).

16.27	Security Agent’s management time and additional remuneration

(a)

Any amount payable to the Security Agent under Clause 16.11 (Secured Parties’ indemnity to the Security Agent), Clause 18 (Costs and expenses) or Clause 19.1 (Indemnity to the Security Agent) shall include the cost of utilising the Security Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Security Agent may notify to the Parent and the Secured Parties, and is in addition to any other fee paid or payable to the Security Agent.

(b)	Without prejudice to paragraph (a)19.1(a) above, in the event of:

(i)	a Default; or

(ii)

the Security Agent being requested by a Debtor or the Instructing Group to undertake duties which the Security Agent and the Parent agree to be of an exceptional nature or outside the scope of the normal duties of the Security Agent under the Debt Documents; or

(iii)	the Security Agent and the Parent agreeing that it is otherwise appropriate in the circumstances,

the Parent shall pay to the Security Agent any additional remuneration (together with any applicable VAT) that may be agreed between them or determined pursuant to paragraph (c) below.

(c)

If the Security Agent and the Parent fail to agree upon the nature of the duties or upon the additional remuneration referred to in paragraph (b) above or whether additional remuneration is appropriate in the circumstances, any dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Parent or, failing approval, nominated (on the application of the Security Agent) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by the Parent) and the determination of any investment bank shall be final and binding upon the Parties.

16.28	Limitation of Junior Trustee Liability

It is expressly understood and agreed by the Parties that this Agreement is executed and delivered by the Junior Trustee not individually or personally but solely in its capacity as the Junior Trustee in the exercise of the powers and authority conferred and vested in it under the relevant Junior Financing Documents. It is further understood by the Parties that in no case shall the Junior Trustee be (i) responsible or accountable in damages or otherwise to any other Party for any loss, damage or claim incurred by reason of any act or omission performed or omitted by it in good faith in accordance with this Agreement and in a manner that the Junior Trustee believed to be within the scope of the authority conferred on the Junior Trustee by this Agreement and the relevant Debt Documents or by law, or (ii) personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of any other Party, all such liability, if any, being expressly waived by the Parties and any person claiming by, through or under such Party, provided however, that the Junior Trustee shall be personally liable under this Agreement for its own gross negligence or wilful misconduct. It is also acknowledged that the Junior Trustee shall not have any responsibility for the actions of any individual Junior Lender.

16.29	Junior Trustee not fiduciary for other Creditors

The Junior Trustee shall not be deemed to owe any fiduciary duty to any of the Creditors (other than the Junior Lenders for which it is the Junior Trustee), any of the Subordinated Creditors, the Parent or any member of the Group and shall not be liable to any Creditor (other than the Junior Lenders for which it is the Junior Trustee), any Subordinated Creditor, the Parent or any member of the Group if the Junior Trustee shall in good faith mistakenly pay over or distribute to the Junior Lenders or to any other person cash, property or securities to which any Creditor (other than the Junior Lenders for which it is the Junior Trustee) shall be entitled by virtue of this Agreement or otherwise. With respect to the Creditors (other than Junior Lenders for which it is the Junior Trustee) and any Subordinated Creditor, the Junior Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in the relevant Debt Documents (including this Agreement) and no implied covenants or obligations with respect to Creditors (other than Junior Lenders for which it is the Junior Trustee) and any Subordinated Creditor shall be read into this Agreement against the Junior Trustee.

16.30	Reliance on certificates

The Junior Trustee may rely without enquiry on any notice, consent or certificate of the Security Agent or Senior Agent as to the matters certified therein.

16.31	Junior Trustee

In acting under and in accordance with this Agreement the Junior Trustee shall act in accordance with the relevant Junior Financing Documents and shall seek any necessary instruction from the relevant Junior Lenders, to the extent provided for, and in accordance with, the relevant Junior Financing Documents, and where it so acts on the instructions of the relevant Junior Lenders, the Junior Trustee shall not incur any liability to any person for so acting other than in accordance with the Junior Financing Documents. Furthermore, prior to taking any action under this Agreement or the relevant Debt Documents as the case may be the Junior Trustee may reasonably request and rely upon an opinion of counsel or opinion of another qualified expert, at the Parent’s expense, as applicable; provided, however, that any such opinions shall be at the expense of the relevant Junior Lenders, if such actions are on the instructions of the relevant Junior Lenders.

16.32	Turnover obligations

Notwithstanding any provision in this Agreement to the contrary, the Junior Trustee shall only have an obligation to turn over or repay amounts received or recovered under this Agreement by it (i) if it had actual knowledge that the receipt or recovery is an amount received in breach of a provision of this Agreement (a “Turnover Receipt”) and (ii) to the extent that, prior to receiving that knowledge, it has not distributed the amount of the Turnover Receipt to the Junior Lenders for which it is the Creditor Representative in accordance with the provisions of the relevant Junior Financing Documents. For the purpose of this Clause 16.32, (i) “actual knowledge” of the Junior Trustee shall be construed to mean the Junior Trustee shall not be charged with knowledge (actual or otherwise) of the existence of facts that would impose an obligation on it to make any payment or prohibit it from making any payment unless a responsible officer of the Junior Trustee has received, not less than two Business Days’ prior to the date of such payment, a written notice that such payments are required or prohibited by this Agreement; and (ii) “responsible officer” when used in relation to the Junior Trustee means any person who is an officer within the corporate trust and agency department of the Junior Trustee, including any director, associate director, vice president, assistance vice president, senior associate, assistant treasurer, trust officer, or any other officer of the Junior Trustee who customarily performs functions similar to those performed by such officers, or to whom any corporate trust matter is referred because of such individual’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

16.33	Creditors and the Junior Trustee

In acting pursuant to this Agreement and the relevant Junior Financing Documents, the Junior Trustee is not required to have any regard to the interests of the Creditors (other than the Junior Lenders for which it is the Junior Trustee) or any Subordinated Creditor.

16.34	Junior Trustee; reliance and information

(a)

The Junior Trustee may rely and shall be fully protected in acting or refraining from acting upon any notice or other document reasonably believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person.

(b)

Without affecting the responsibility of any Debtor for information supplied by it or on its behalf in connection with any Debt Document, each Senior Creditor confirms that it has not relied exclusively on any information provided to it by the Junior Trustee in connection with any Debt Document. The Junior Trustee is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another party.

(c)	The Junior Trustee is entitled to assume that:

(i)	any payment or other distribution made in respect of the Liabilities, respectively, has been made in accordance with the provisions of this Agreement;

(ii)	any Security granted in respect of the relevant Liabilities is in accordance with this Agreement;

(iii)	no Default has occurred; and

(iv)	the Junior Discharge Date has not occurred,

unless it has actual notice to the contrary. The Junior Trustee is not obliged to monitor or enquire whether any such default has occurred.

16.35	No action

The Junior Trustee shall not have any obligation to take any action under this Agreement unless it is indemnified or secured and/or prefunded to its satisfaction (whether by way of payment in advance or otherwise) by the Debtors or the Junior Lenders for which it is the Junior Trustee, as applicable, in accordance with the terms of the relevant Junior Financing Documents. The Junior Trustee is not required to indemnify any other person, whether or not a Party in respect of the transactions contemplated by this Agreement.

16.36	Departmentalisation

In acting as the Junior Trustee, the Junior Trustee shall be treated as acting through its agency division which shall be treated as a separate entity from its other divisions and departments. Any information received or acquired by the Junior Trustee which is received or acquired by some other division or department or otherwise than in its capacity as Junior Trustee may be treated as confidential by the Junior Trustee and will not be treated as information possessed by the Junior Trustee in its capacity as such.

16.37	Security Agent and the Junior Trustee

(a)	The Junior Trustee is not responsible for the appointment or for monitoring the performance of the Security Agent.

(b)	The Security Agent acknowledges and agrees that it has no claims for any fees, costs or expenses from, or indemnification against, the Junior Trustee.

16.38	Provision of information

The Junior Trustee is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party. The Junior Trustee is not responsible for:

(a)

providing any Creditor with any credit or other information concerning the risks arising under or in connection with the Transaction Security or Debt Documents (including any information relating to the financial condition or affairs of any Debtor or their related entities or the nature or extent of recourse against any party or its assets) whether coming into its possession before, on or after the date of this Agreement; or

(b)	obtaining any certificate or other document from any Creditor.

16.39	Disclosure of information

Each Debtor irrevocably authorises the Junior Trustee to disclose to any other Debtor any information that is received by the Junior Trustee in its capacity the Junior Trustee.

16.40	Illegality

The Junior Trustee may refrain from doing anything (including disclosing any information) which might, in its opinion, constitute a breach of any law or regulation and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation.

16.41	Resignation of the Junior Trustee

The Junior Trustee may resign or be removed in accordance with the terms of the relevant Junior Financing Documents, provided that a replacement of such Junior Trustee agrees with the Parties to become the replacement trustee under this Agreement by the execution of a Creditor Accession Undertaking.

16.42	Agents

The Junior Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with reasonable care by it hereunder.

16.43	No Requirement for Bond or Security

The Junior Trustee shall not be required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Agreement.

17.	CHANGES TO THE PARTIES

17.1	Assignments and transfers

No Party may:

(a)	assign any of its rights and benefits; or

(b)	transfer any of its rights, benefits and obligations,

in respect of any Debt Documents or the Liabilities except as permitted by this Clause 17.

17.2	Change of Senior Lender or Junior Lender

(a)	A Senior Lender or Junior Lender (to which paragraph (b) below does not apply) may:

(i)	assign any of its rights; or

(ii)	transfer by novation any of its rights and obligations,

in respect of any Debt Documents or the Liabilities if:

(A)	in the case of the Senior Lender, that assignment or transfer is in accordance with the terms of the Senior Loan Agreement;

(B)	in the case of the Junior Lenders, that assignment or transfer is in accordance with the terms of the Junior Financing Documents; and

(C)

any assignee or transferee has (if not already a Party as a Senior Lender or Junior Lender (as the case may be)) acceded to this Agreement, as a Senior Lender or a Junior Lender (as the case may be), pursuant to Clause 17.8 (Creditor Accession Undertaking).

(b)

Any Junior Lender that has become Party through the Junior Trustee signing this Agreement or a Creditor Accession Undertaking on its behalf pursuant to Clause 17.8 (Creditor Accession Undertaking) may assign, transfer or novate any of its rights and obligations to any person if the Junior Trustee has signed this Agreement or a Creditor Accession Undertaking on the new Junior Lender’s behalf.

17.3	Change of Senior Agent or Junior Trustee

(a)	No person shall become a Senior Agent unless at the same time, it accedes to this Agreement as a Senior Agent, pursuant to Clause 17.8 (Creditor Accession Undertaking).

(b)	No person shall become a Junior Trustee unless at the same time, it accedes to this Agreement as a Junior Trustee, pursuant to Clause 17.8 (Creditor Accession Undertaking).

17.4	Change of Intra-Group Lender

Subject to the terms of the other Debt Documents, any Intra-Group Lender may:

(a)	assign any of its rights; or

(b)	transfer any of its rights and obligations,

in respect of the Intra-Group Liabilities to another member of the Group if that member of the Group has (if not already a Party as an Intra-Group Lender) acceded to this Agreement as an Intra-Group Lender, pursuant to Clause 17.8 (Creditor Accession Undertaking).

17.5	New Intra-Group Lender

If any Intra-Group Lender or any member of the Group makes any loan to or grants any credit to or makes any other financial arrangement having similar effect with any Debtor, the Parent will procure that the person giving that loan, granting that credit or making that other financial arrangement (if not already a Party as an Intra-Group Lender) accedes to this Agreement as an Intra-Group Lender, pursuant to Clause 17.8 (Creditor Accession Undertaking).

17.6	Change of Subordinated Creditor

A Subordinated Creditor may assign any of its rights and benefits or transfer any of its rights, benefits and obligations in respect of the Subordinated Liabilities owed to it to any person if any such person (whether an assignee or a transferee) (if not already a Party as a Subordinated Creditor) accedes to this Agreement as a Subordinated Creditor, pursuant to Clause 17.8 (Creditor Accession Undertaking).

17.7	New Subordinated Creditor

If any equity holder of any debtor or any of its Subsidiaries or any affiliate or related entity thereof, in each case, that is not a member of the Group, makes any loan to or grants any credit to or makes any other financial arrangement having similar effect with any Debtor such person may accede to this Agreement as a Subordinated Creditor, pursuant to Clause 17.8 (Creditor Accession Undertaking).

17.8	Creditor Accession Undertaking

With effect from the date of acceptance by the Security Agent of a Creditor Accession Undertaking duly executed by the relevant acceding party and delivered to the Security Agent,

(a)

any Party ceasing entirely to be a Creditor shall be discharged from further obligations towards the Security Agent and other Parties under this Agreement and their respective rights against one another shall be cancelled (except in each case for those rights which arose prior to that date);

(b)

as from that date, the replacement or new Creditor shall assume the same obligations and become entitled to the same rights, as if it had been an original Party in the capacity specified in the Creditor Accession Undertaking; and

(c)	as from that date, the successor Security Agent shall become Security Agent (if applicable to that Creditor Accession Undertaking).

17.9	New Debtor

(a)	If any member of the Group:

(i)	incurs any Liabilities; or

(ii)	gives any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities,

the Debtors will procure that the person incurring those Liabilities or giving that assurance accedes to this Agreement as a Debtor, in accordance with paragraph (b) below, no later than contemporaneously with the incurrence of those Liabilities or the giving of that assurance.

(b)

With effect from the date of acceptance by the Security Agent of a Debtor Accession Deed duly executed and delivered to the Security Agent by the new Debtor or, if later, the date specified in the Debtor Accession Deed, the new Debtor shall assume the same obligations and become entitled to the same rights as if it had been an original Party as a Debtor.

17.10	Additional parties

(a)

Each of the Parties appoints the Security Agent to receive on its behalf each Debtor Accession Deed and Creditor Accession Undertaking delivered to the Security Agent and the Security Agent shall, as soon as reasonably practicable after receipt by it, sign and accept the same if it appears on its face to have been completed, executed and delivered in the form contemplated by this Agreement.

(b)

If any Senior Agent has become a Party in accordance with Clause 17.3(a) (Change of Security Agent or Junior Trustee), for so long as it remains a Party in that capacity the Security Agent shall, as soon as practicable after signing and accepting that Creditor Accession Undertaking in accordance with Clause 17.10(a) above, deliver that Creditor Accession Undertaking to the Senior Agent.

18.	COSTS AND EXPENSES

18.1	Transaction expenses

The Parent shall, promptly on demand, pay the Security Agent the security agent fee in the amount and at the times agreed from time to time in writing and the amount of all costs and expenses (including legal fees, costs and disbursements) (together with any applicable VAT) reasonably incurred by the Security Agent and by any Receiver or Delegate in connection with the negotiation, preparation, printing, execution and perfection of:

(a)	this Agreement and any other documents referred to in this Agreement and the Transaction Security; and

(b)	any other Debt Documents executed after the date of this Agreement.

18.2	Amendment costs

If a Debtor requests an amendment, waiver or consent, the Parent shall, within three Business Days of demand, reimburse the Security Agent for the amount of all costs and expenses (including legal fees, costs and disbursements) (together with any applicable VAT) reasonably incurred by the Security Agent (and by any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.

18.3	Enforcement and preservation costs

The Parent shall, within three Business Days of demand, pay to the Security Agent the amount of all costs and expenses (including legal fees, costs and disbursements and together with any applicable VAT) incurred by it in connection with the enforcement of or the preservation of any rights under any Debt Document and the Transaction Security and any proceedings instituted by or against the Security Agent as a consequence of taking or holding the Transaction Security or enforcing these rights.

18.4	Stamp taxes

The Parent shall pay and, within three Business Days of demand, indemnify the Security Agent against any cost, loss or liability the Security Agent incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Debt Document.

18.5	Interest on demand

If any Creditor or Debtor fails to pay any amount payable by it under this Agreement on its due date, interest shall accrue on the overdue amount (and be compounded with it) from the due date up to the date of actual payment (both before and after judgment and to the extent interest at a default rate is not otherwise being paid on that sum) at the rate which is 2 per cent. per annum over the rate at which the Security Agent would be able to obtain by placing on deposit with a leading bank an amount comparable to the unpaid amounts in the currencies of those amounts for any period(s) that the Security Agent may from time to time select provided that if any such rate is below zero, that rate will be deemed to be zero.

18.6	Currency indemnity:

(a)

If any sum (a “Sum”) owing by a Debtor under a Debt Document, or any judgment, award or order given in relation to any Debt Document, has to be converted from the currency in which that Sum is payable into another currency for the purpose of:

(i)	making or filing a claim or proof against that Debtor;

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings; or

(iii)	applying the Sum in satisfaction of any Secured Liabilities,

that Debtor shall, as an independent obligation, within three Business Days of demand, indemnify the Security Agent and each other Secured Party from any cost, loss or liability incurred as a result of the conversion including any discrepancy between (A) the rate of exchange used to make the conversion and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)

Each Debtor waives any right it may have in any jurisdiction to pay any amount under any Debt Document in a currency or currency unit other than that in which it is expressed to be payable unless required to do so by any applicable law.

19.	OTHER INDEMNITIES

19.1	Indemnity to the Security Agent

(a)

Each Debtor jointly and severally shall promptly (and in any event within five Business Days) indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability (together with any applicable VAT) incurred by any of them as a result of:

(i)	any failure by the Parent to comply with its obligations under Clause 18 (Costs and expenses);

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;

(iii)	the taking, holding, protection or enforcement of the Transaction Security;

(iv)

the exercise of any of the rights, powers, discretions, authorities, privileges, protections, indemnities, immunities and remedies vested in the Security Agent, each Receiver and each Delegate by the Debt Documents or by law;

(v)	any default by any Debtor in the performance of any of the obligations expressed to be assumed by it in the Debt Documents;

(vi)	instructing lawyers, accountants, tax advisers, surveyors, a Financial Adviser or other professional advisers or experts as permitted under this Agreement; or

(vii)

acting as Security Agent, Receiver or Delegate under the Debt Documents or which otherwise relates to any of the Security Property (otherwise, in each case, than by reason of the relevant Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct).

(b)

Each Debtor expressly acknowledges and agrees that the continuation of its indemnity obligations under this Clause 19.1 will not be prejudiced by any release or disposal under Clause 11 (Distressed Disposals and Appropriation) taking into account the operation of that Clause 11.

(c)

The Security Agent and every Receiver and Delegate may, in priority to any payment to the other Secured Parties, indemnify itself out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 19.1 and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to it.

19.2	Parent’s indemnity to Primary Creditors

The Parent shall promptly and as principal obligor indemnify each Primary Creditor against any cost, loss or liability (together with any applicable VAT), whether or not reasonably foreseeable, incurred by any of them in relation to or arising out of the operation of Clause 11 (Distressed Disposals and Appropriation).

20.	INFORMATION

20.1	Dealings with Security Agent

Each Senior Creditor, the Junior Trustee (acting on behalf of the Junior Lenders) and the Junior Lenders may deal directly with the Security Agent.

20.2	[Intentionally Omitted]

20.3	Notification of prescribed events

(a)	If:

(i)	a Senior Event of Default either occurs or ceases to be continuing; or

(ii)	a Senior Acceleration Event occurs,

the Senior Agent shall, upon becoming aware of that occurrence, cessation or action, notify the Junior Lenders or Junior Trustee on their behalf in writing (with a copy to the Security Agent) for information purposes provided that any failure to notify the Junior Lenders or Junior Trustee on their behalf shall not give rise to any liability for, or claim against, the Senior Agent, the Security Agent or any Senior Lender.

(b)

If a Junior Default or a Junior Event of Default either occurs or ceases to be continuing the Junior Lenders or Junior Trustee on their behalf shall, upon becoming aware of that occurrence or cessation, notify the Senior Agent and the Security Agent in writing.

(c)

If a Junior Acceleration Event occurs the Junior Lenders or Junior Trustee on their behalf shall notify the Security Agent in writing and the Security Agent shall, upon receiving that notification, notify each other Party.

(d)	If the Security Agent enforces, or takes formal steps to enforce, any of the Transaction Security, it shall notify each Party of that action.

(e)

If any Senior Creditor exercises any right it may have to enforce, or to take formal steps to enforce, any of the Transaction Security it shall notify the Security Agent in writing and the Security Agent shall, upon receiving that notification, notify each Party of that action.

(f)

The Debtors shall deliver to the Security Agent (i) the notices and information required to be delivered to the Senior Creditors under Section 5.2(b) (Notice of Defaults or Events of Default, ERISA Events and Material Adverse Changes) of the Senior Loan Agreement, to the relevant Junior Lenders under Clause 6.3 of Schedule 2 of the 2019 Junior Note Agreement, to the relevant Junior Lenders under Clause 6.3 of Schedule 2 of the 2020 Junior Note Agreement and (ii) each amendment to and consent and waiver granted under the Senior Loan Agreement or any Junior Note Agreement, respectively.

21.	NOTICES

21.1	Communications in writing

Any notice, direction, instruction or other communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

21.2	Security Agent’s communications with Primary Creditors

The Security Agent shall be entitled to carry out all dealings with the Senior Creditors through the Senior Agent (provided that the Senior Agent has become a Party in accordance with Clause 17.3(a) (Change of Security Agent or Junior Trustee), and for so long as it remains a Party in that capacity) and the Junior Lenders (or Junior Trustee on their behalf) directly and may give to the Senior Agent or the Junior Lenders or Junior Trustee on their behalf, as applicable, any notice or other communication required to be given by the Security Agent to a Senior Creditor or Junior Lender.

21.3	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Agreement is:

(a)	in the case of any Debtor, that identified with its name below (or in the applicable Debtor Accession Deed);

(b)	in the case of each Senior Lender or each Junior Lender which accedes to this Agreement, that notified in writing to the Security Agent on or prior to the date on which it becomes a Party;

(c)	in the case of each Original Junior Lender, that identified with its name below;

(d)	in the case of the Security Agent, that identified with its name below; and

(e)	in the case of each other Party, that notified in writing to the Security Agent on or prior to the date on which it becomes a Party,

or any substitute address, fax number or department or officer which that Party may notify to the Security Agent (or the Security Agent may notify to the other Parties, if a change is made by the Security Agent) by not less than five Business Days’ notice.

21.4	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address,

and, if a particular department or officer is specified as part of its address details provided under Clause 21.3 (Addresses), if addressed to that department or officer.

(b)

Any communication or document to be made or delivered to the Security Agent will be effective only when actually received by the Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the Security Agent’s signature below (or any substitute department or officer as the Security Agent shall specify for this purpose).

(c)	Any communication or document made or delivered to the Parent in accordance with this Clause 21.4 will be deemed to have been made or delivered to each of the Debtors.

(d)

Any communication or document which becomes effective, in accordance with paragraphs (a) to (c) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

21.5	Notification of address and fax number

Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 21.3 (Addresses) or changing its own address or fax number, the Security Agent shall notify the other Parties.

21.6	Electronic communication

(a)

Any communication to be made between any two Parties under or in connection with this Agreement may be made by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days’ notice.

(b)

Any such electronic communication as specified in paragraph (a) above to be made between a Debtor or an Intra-Group Lender and the Security Agent or a Primary Creditor may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication.

(c)

Any such electronic communication as specified in paragraph (a) above made between any two Parties will be effective only when actually received (or made available) in readable form and in the case of any electronic communication made by a Party to the Security Agent only if it is addressed in such a manner as the Security Agent shall specify for this purpose.

(d)

Any electronic communication which becomes effective, in accordance with paragraph (c) above, after 5:00 p.m. in the place in which the Party to whom the relevant communication is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.

(e)	Any reference in this Agreement to a communication being sent or received shall be construed to include that communication being made available in accordance with this Clause 21.6.

21.7	English language

(a)	Any notice given under or in connection with this Agreement must be in English.

(b)	All other documents provided under or in connection with this Agreement must be:

(i)	in English; or

(ii)

if not in English, and if so required by the Security Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

22.	PRESERVATION

22.1	Partial invalidity

If, at any time, any provision of a Debt Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

22.2	No impairment

If, at any time after its date, any provision of a Debt Document (including this Agreement) is not binding on or enforceable in accordance with its terms against a person expressed to be a party to that Debt Document, neither the binding nature nor the enforceability of that provision or any other provision of that Debt Document will be impaired as against the other party(ies) to that Debt Document.

22.3	Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Party, any right or remedy under a Debt Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any Debt Document. No election to affirm any Debt Document on the part of a Secured Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Debt Document are cumulative and not exclusive of any rights or remedies provided by law.

22.4	Waiver of defences

The provisions of this Agreement or any Transaction Security will not be affected by an act, omission, matter or thing which, but for this Clause 22.4, would reduce, release or prejudice the subordination and priorities expressed to be created by this Agreement including (without limitation and whether or not known to any Party):

(a)	any time, waiver or consent granted to, or composition with, any Debtor or other person;

(b)	the release of any Debtor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Debtor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Debtor or other person;

(e)

any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Debt Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Debt Document or any other document or security;

(g)	any intermediate Payment of any of the Liabilities owing to the Primary Creditors in whole or in part; or

(h)	any insolvency or similar proceedings.

22.5	Priorities not affected

Except as otherwise provided in this Agreement the priorities referred to in Clause 2 (Ranking and Priority) will:

(a)

not be affected by any reduction or increase in the principal amount secured by the Transaction Security in respect of the Liabilities owing to the Senior Creditors or by any intermediate reduction or increase in, amendment or variation to any of the Debt Documents, or by any variation or satisfaction of, any of the Liabilities or any other circumstances;

(b)	apply regardless of the order in which or dates upon which this Agreement and the other Debt Documents are executed or registered or notice of them is given to any person; and

(c)

secure the Liabilities owing to the Senior Creditors in the order specified, regardless of the date upon which any of the Liabilities arise or of any fluctuations in the amount of any of the Liabilities outstanding.

23.	CONSENTS, AMENDMENTS AND OVERRIDE

23.1	Required consents

(a)

Subject to paragraph (b) below and to Clause 23.6 (Exceptions) this Agreement may be amended or waived only with the consent of the Senior Agent, the Required Senior Lenders, the Required Junior Lenders and the Security Agent.

(b)	An amendment or waiver that has the effect of changing or which relates to:

(i)	Clause 8 (Redistribution), Clause 14 (Application of Proceeds) or this Clause 23 (Consents, amendments and override);

(ii)	paragraphs 16.2(d)(iii), (e) and (f) of Clause 16.2 (Instructions);

(iii)	the order of priority or subordination under this Agreement,

shall not be made without the consent of:

(A)	the Senior Creditors;

(B)	the Junior Lenders or the Junior Trustee acting on behalf of the Junior Lenders; and

(C)	the Security Agent.

23.2	Amendments and Waivers: Transaction Security Documents

(a)

Subject to paragraph (b) below and to Clause 23.6 (Exceptions) the Security Agent may, if authorised by the Instructing Group, and if the Parent consents, amend the terms of, waive any of the requirements of or grant consents under, any of the Transaction Security Documents which shall be binding on each Party.

(b)

Subject to paragraph (c) of Clause 23.6 (Exceptions), any amendment or waiver of the Transaction Security and any amendment or waiver of, or consent under, any Security Document which has the effect of changing or which relates to:

(i)	the nature or scope of the Charged Property;

(ii)	the manner in which the proceeds of enforcement of the Transaction Security are distributed; or

(iii)	the release of any Transaction Security,

shall not be made without the prior consent of the Senior Creditors whose consent to that amendment, waiver or consent is required under the Senior Loan Agreement or any other New Financing Equivalent.

23.3	[Intentionally Omitted]

23.4	Amendments and Waivers: Junior Lenders

Subject to Clause 23.6(b), the Junior Lenders or Junior Trustee on their behalf may amend or waive the terms of the Junior Financing Documents except to the extent such amendment or waiver would not be permitted by the terms of the Senior Loan Agreement or New Financing Senior Documents, as applicable.

23.5	Effectiveness

(a)

Any amendment, waiver or consent given in accordance with this Clause 23 will be binding on all Parties and the Security Agent may effect, on behalf of any Primary Creditor, any amendment, waiver or consent permitted by this Clause 23.

(b)

Without prejudice to the generality of Clause 16.7 (Rights and discretions) the Security Agent may engage, pay for and rely on the services of lawyers in determining the consent level required for and effecting any amendment, waiver or consent under this Agreement.

23.6	Exceptions

(a)	Subject to paragraphs (b) and (c) below, if the amendment, waiver or consent may impose new or additional obligations on or withdraw or reduce the rights of any Party other than:

(i)	in the case of a Primary Creditor, in a way which affects or would affect Primary Creditors of that Party’s class generally; or

(ii)	in the case of a Debtor, to the extent consented to by the Parent under paragraph (a) of Clause 23.2 (Amendments and Waivers: Transaction Security Documents),

the consent of that Party is required.

(b)

Subject to paragraph (c) below, an amendment, waiver or consent which relates to the rights, duties, privileges, protections, indemnities, immunities or obligations of the Senior Agent, Junior Trustee or the Security Agent (including, without limitation, any ability of the Security Agent to act in its discretion under this Agreement) may not be effected without the consent of the Senior Agent, Junior Trustee or the Security Agent, as the case may be.

(c)	Neither paragraph (a) nor (b) above, nor paragraph (b) of Clause 23.2 (Amendments and Waivers: Transaction Security Documents) shall apply:

(i)	to any release of Transaction Security, claim or Liabilities; or

(ii)	to any consent,

which, in each case, the Security Agent gives in accordance with Clause 10 (Non- Distressed Disposals), Clause 11 (Distressed Disposals and Appropriation).

23.7	Deemed consent

(a)

If, at any time prior to the Senior Discharge Date, the Senior Creditors give a Consent in respect of the Senior Financing Documents then, if that action was permitted by the terms of this Agreement, the Intra-Group Lenders and the Parent will (or will be deemed to):

(i)	give a corresponding Consent in equivalent terms in relation to each of the Debt Documents to which they are a party; and

(ii)	do anything (including executing any document) that the Senior Creditors may reasonably require to give effect to this paragraph (a).

(b)

If, at any time on or after the Senior Discharge Date and before the Junior Discharge Date, the Junior Lenders or Junior Trustee on their behalf give a Consent in respect of the Junior Financing Documents then, if that action was permitted by the terms of this Agreement, the Intra-Group Lenders and the Parent will (or will be deemed to):

(i)	give a corresponding Consent in equivalent terms in relation to each of the Debt Documents to which they are a party; and

(ii)	do anything (including executing any document) that the Junior Lenders or Junior Trustee on their behalf may reasonably require to give effect to this paragraph (b).

23.8	Excluded consents

Clause 23.7 (Deemed consent) does not apply to any Consent which has the effect of:

(a)	increasing or decreasing the Liabilities;

(b)	changing the basis upon which any Permitted Payments are calculated (including the timing, currency or amount of such Payments);

(c)	changing the terms of this Agreement or of any Security Document.

23.9	Junior administrative consents

If the Senior Agent or the requisite majority of Senior Creditors under the Senior Loan Agreement or any New Financing Equivalent gives or give any Consent which is of a minor technical or administrative nature, or which corrects a manifest error, in respect of the Senior Financing Documents which does not adversely affect the interests of the Junior Lenders or change the commercial terms contained in the Junior Financing Documents then, if that action was permitted by the terms of this Agreement, the Junior Lenders or Junior Trustee on their behalf will (or will be deemed to):

(a)	give a corresponding Consent in equivalent terms in relation to each of the Debt Documents to which they are a party; and

(b)	do anything (including executing any document) that the Senior Creditors may reasonably require to give effect to this Clause 23.9.

23.10	No liability

None of the Senior Creditors will be liable to any other Creditor, or Debtor for any Consent given or deemed to be given under this Clause 23.

23.11	Agreement to override

Unless expressly stated otherwise in this Agreement, this Agreement overrides anything in the Debt Documents to the contrary.

24.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

25.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

26.	ENFORCEMENT

26.1	Jurisdiction

(a)

The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)

This Clause 26.1 is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

26.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law:

(i)	each Debtor and Subordinated Creditor (unless incorporated in England and Wales):

(A)

irrevocably appoints the Parent as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement and the Parent, by its execution of this Agreement, accepts that appointment; and

(B)	agrees that failure by a process agent to notify the relevant Debtor and Subordinated Creditor of the process will not invalidate the proceedings concerned;

(b)

If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Parent (in the case of an agent for service of process for a Debtor), must immediately (and in any event within 2 days of such event taking place) appoint another agent on terms acceptable to the Senior Agent or, after the Senior Discharge Date, the Junior Lenders or Junior Trustee on their behalf. Failing this, the Senior Agent or the Junior Lenders or Junior Trustee on their behalf (as the case may be) may appoint another agent for this purpose.

(c)

Each of LumiraDx, Inc., ACS Acquisition, LLC, LumiraDx Healthcare LLC, LumiraDx Technology Ltd and Topco expressly agrees and consents to the provisions of this Clause 26 and Clause 25 (Governing Law).

This Agreement has been entered into on the date stated at the beginning of this Agreement and executed as a deed by the Intra-Group Lenders and the Debtors and is intended to be and is delivered by them as a deed on the date specified above.

SCHEDULE 1

ORIGINAL DEBTORS

ORIGINAL DEBTOR	REGISTER NUMBER
LumiraDx Group Limited
LumiraDx Investment Limited
LumiraDx International Ltd
LumiraDx UK Ltd
LumiraDx Technology Ltd
LumiraDx Brazil Holdings Ltd
LumiraDx Colombia Holdings Ltd
LumiraDx Care Solutions UK Ltd.
LumiraDx Ltd
LumiraDx Healthcare LLC
LumiraDx, Inc.
ACS Acquisition, LLC
LumiraDx Limited

Execution Version

SIGNATORIES TO THE AGREEMENT

Security Agent

EXECUTED as a deed by BIOPHARMA CREDIT PLC

By:	Pharmakon Advisors, LP, its Investment Manager By: Pharmakon Management I, LLC its General Partner

By:	/s/ Pedro Gonzalez de Cosio
Name:	Pedro Gonzalez de Cosio
Title:	Managing Member

Address:

Fax:

Email:

Attention:

With copies (which shall not constitute notice) to:

Pharmakon Advisors LP

Address:

Fax:

Email:

Attention:

and

Akin Gump Strauss Hauer & Feld LLP

Address:

Fax:

Email:

Attention:

[Signature page to Intercreditor Agreement]

Original Senior Lender

EXECUTED as a deed by BPCR LIMITED PARTNERSHIP

By:	Pharmakon Advisors, LP, its Investment Manager By: Pharmakon Management I, LLC its General Partner

By:	/s/ Pedro Gonzalez de Cosio
Name:	Pedro Gonzalez de Cosio
Title:	Managing Member

Address:

Fax:

Email:

Attention:

With copies (which shall not constitute notice) to:

Pharmakon Advisors LP

Address:

Fax:

Email:

Attention:

and

Akin Gump Strauss Hauer & Feld LLP

Address:

Fax:

Email:

Attention:

[Signature page to Intercreditor Agreement]

Original Senior Lender

Executed as a deed by BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP

By:	BioPharma Credit Investments V GP LLC,
its general partner

By: Pharmakon Advisors, LP,
its Investment Manager

By	/s/ Pedro Gonzalez de Cosio
Name:	Pedro Gonzalez de Cosio
Title:	CEO and Managing Member

Address:

Fax:

Email:

Attention:

With copies (which shall not constitute notice) to:

Pharmakon Advisors LP

Address:

Fax:

Email:

Attention:

and

Akin Gump Strauss Hauer & Feld LLP

Address:

Fax:

Email:

Attention:

[Signature page to Intercreditor Agreement]

2019 Junior Trustee

EXECUTED	)	AUTHORISED
BY WILMINGTON TRUST SP SERVICES	)	SIGNATORY’S
(LONDON) LIMITED	)	SIGNATURE	/s/ Ioannis Kyriakopoulos
ACTING BY ITS AUTHORISED SIGNATORY	)	PRINT NAME	Ioannis Kyriakopoulos Authorised signatory for Wilmington Trust SP Services (London) Limited

2020 Junior Trustee

EXECUTED	)	AUTHORISED
BY WILMINGTON TRUST SP SERVICES	)	SIGNATORY’S
(LONDON) LIMITED	)	SIGNATURE	/s/ Ioannis Kyriakopoulos
ACTING BY ITS AUTHORISED SIGNATORY	)
		PRINT NAME	Ioannis Kyriakopoulos
Authorised signatory for Wilmington Trust SP Services (London) Limited

[Signature page to Intercreditor Agreement]

2019 Junior Lenders

EXECUTED	)	AUTHORISED
BY THE 2019 JUNIOR TRUSTEE ON BEHALF OF	)	SIGNATORY’S
THE 2019 JUNIOR LENDERS	)	SIGNATURE	/s/ Ioannis Kyriakopoulos
)
		PRINT NAME	Ioannis Kyriakopoulos
Authorised signatory for Wilmington Trust SP Services (London) Limited

2020 Junior Lenders

EXECUTED	)	AUTHORISED
BY THE 2020 JUNIOR TRUSTEE ON BEHALF OF	)	SIGNATORY’S
THE 2020 JUNIOR LENDERS	)	SIGNATURE	/s/ Ioannis Kyriakopoulos
)
		PRINT NAME	Ioannis Kyriakopoulos
Authorised signatory for Wilmington Trust SP Services (London) Limited

[Signature page to Intercreditor Agreement]

Topco
EXECUTED AS A DEED	)	SIGNATURE	/s/ Veronique Ameye
BY: LUMIRADX LIMITED	)	LUMIRADX LIMITED
ACTING BY ITS	)
ATTORNEY	)	BY ITS ATTORNEY VERONIQUE AMEYE
UNDER A POWER OF ATTORNEY
DATED 21 MARCH 2021

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Parent
EXECUTED AS A DEED	)
BY: LUMIRADX GROUP LIMITED	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS	)	LUMIRADX GROUP LIMITED
ATTORNEY	)
UNDER A POWER OF ATTORNEY		BY ITS ATTORNEY VERONIQUE AMEYE
DATED 21 MARCH 2021

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:
Occupation:

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)
BY: LUMIRADX LIMITED	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS	)	LUMIRADX LIMITED
ATTORNEY	)
UNDER A POWER OF ATTORNEY		BY ITS ATTORNEY VERONIQUE AMEYE
DATED 21 MARCH 2021

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:
Occupation:

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)	DIRECTOR’S
BY: LUMIRADX INVESTMENT LIMITED	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS DIRECTOR	)	PRINT NAME VERONIQUE AMEYE
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)
BY: LUMIRADX GROUP LIMITED	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS	)	LUMIRADX GROUP LIMITED
ATTORNEY	)
UNDER A POWER OF ATTORNEY DATED 21 MARCH 2021		BY ITS ATTORNEY VERONIQUE AMEYE

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)	DIRECTOR’S
BY: LUMIRADX COLOMBIA HOLDINGS LTD	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS DIRECTOR	)	PRINT NAME VERONIQUE AMEYE
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)	DIRECTOR’S
BY: LUMIRADX UK LTD	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS DIRECTOR	)	PRINT NAME VERONIQUE AMEYE
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)	DIRECTOR’S
BY: LUMIRADX BRAZIL HOLDINGS LTD	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS DIRECTOR	)	PRINT NAME VERONIQUE AMEYE
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)
BY: LUMIRADX INTERNATIONAL LTD	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS	)	LUMIRADX INTERNATIONAL LTD
ATTORNEY	)
UNDER A POWER OF ATTORNEY		BY ITS ATTORNEY VERONIQUE AMEYE
DATED 21 MARCH 2021

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)	DIRECTOR’S
BY: LUMIRADX LTD	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS DIRECTOR	)	PRINT NAME VERONIQUE AMEYE
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)	DIRECTOR’S
BY: LUMIRADX CARE SOLUTIONS UK LTD.	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS DIRECTOR	)	PRINT NAME VERONIQUE AMEYE
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)
BY: LUMIRADX TECHNOLOGY LTD	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS	)	LUMIRADX TECHNOLOGY LTD
ATTORNEY	)
UNDER A POWER OF ATTORNEY		BY ITS ATTORNEY VERONIQUE AMEYE
DATED 21 MARCH 2021

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

:

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)	OFFICER’S
BY: LUMIRADX, INC.	)	SIGNATURE	/s/ Dorian LeBlanc
ACTING BY ITS OFFICER	)	PRINT NAME DORIAN LEBLANC
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Paul Lattanzi

Name:	Paul Lattanzi

Address:

Occupation

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)	OFFICER’S
BY: ACS ACQUISITION, LLC	)	SIGNATURE	/s/ Dorian LeBlanc
ACTING BY ITS OFFICER	)	PRINT NAME DORIAN LEBLANC
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Paul Lattanzi

Name:	Paul Lattanzi

Address:

Occupation

[Signature page to Intercreditor Agreement]

Intra-Group Lender

EXECUTED AS A DEED	)	OFFICER’S
BY: LUMIRADX HEALTHCARE LLC	)	SIGNATURE	/s/ Dorian LeBlanc
ACTING BY ITS OFFICER	)	PRINT NAME DORIAN LEBLANC
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Paul Lattanzi

Name:	Paul Lattanzi

Address:

Occupation

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)	DIRECTOR’S
BY: LUMIRADX INVESTMENT LIMITED	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS DIRECTOR	)	PRINT NAME VERONIQUE AMEYE
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)
BY: LUMIRADX GROUP LIMITED	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS	)	LUMIRADX GROUP LIMITED
ATTORNEY	)
UNDER A POWER OF ATTORNEY		BY ITS ATTORNEY VERONIQUE AMEYE
DATED 21 MARCH 2021

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)	DIRECTOR’S
BY: LUMIRADX COLOMBIA HOLDINGS LTD	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS DIRECTOR	)	PRINT NAME VERONIQUE AMEYE
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)	DIRECTOR’S
BY: LUMIRADX LTD	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS DIRECTOR	)	PRINT NAME VERONIQUE AMEYE
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)	DIRECTOR’S
BY: LUMIRADX UK LTD	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS DIRECTOR	)	PRINT NAME VERONIQUE AMEYE
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)	DIRECTOR’S
BY: LUMIRADX BRAZIL HOLDINGS LTD	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS DIRECTOR	)	PRINT NAME VERONIQUE AMEYE
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)	SIGNATURE	/s/ Veronique Ameye
BY: LUMIRADX INTERNATIONAL LTD	)	LUMIRADX INTERNATIONAL LTD
ACTING BY ITS	)
ATTORNEY	)	BY ITS ATTORNEY VERONIQUE AMEYE
UNDER A POWER OF ATTORNEY
DATED 21 MARCH 2021

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)	SIGNATURE	/s/ Veronique Ameye
BY: LUMIRADX LIMITED	)	LUMIRADX LIMITED
ACTING BY ITS	)
ATTORNEY	)	BY ITS ATTORNEY VERONIQUE AMEYE
UNDER A POWER OF ATTORNEY
DATED 21 MARCH 2021

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)	DIRECTOR’S
BY: LUMIRADX CARE SOLUTIONS UK LTD.	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS DIRECTOR	)	PRINT NAME VERONIQUE AMEYE
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)
BY: LUMIRADX TECHNOLOGY LTD	)	SIGNATURE	/s/ Veronique Ameye
ACTING BY ITS	)	LUMIRADX TECHNOLOGY LTD
ATTORNEY	)
UNDER A POWER OF ATTORNEY		BY ITS ATTORNEY VERONIQUE AMEYE
DATED 21 MARCH 2021

IN THE PRESENCE OF:

Witness’s Signature: /s/ Suneet S Bakhshi

Name:	Suneet S Bakhshi

Address:

Occupation:

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)	OFFICER’S
BY: LUMIRADX, INC.	)	SIGNATURE	/s/ Dorian LeBlanc
ACTING BY ITS OFFICER	)	PRINT NAME DORIAN LEBLANC
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Paul Lattanzi

Name:	Paul Lattanzi

Address:

Occupation

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)	OFFICER’S
BY: ACS ACQUISITION, LLC	)	SIGNATURE	/s/ Dorian LeBlanc
ACTING BY ITS OFFICER	)	PRINT NAME DORIAN LE BLANC
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Paul Lattanzi

Name: Paul Lattanzi

Address:

Occupation

[Signature page to Intercreditor Agreement]

Debtor

EXECUTED AS A DEED	)	OFFICER’S
BY: LUMIRADX HEALTHCARE LLC	)	SIGNATURE	/s/ Dorian LeBlanc
ACTING BY ITS OFFICER	)	PRINT NAME DORIAN LEBLANC
)

IN THE PRESENCE OF:

Witness’s Signature: /s/ Paul Lattanzi

Name:	Paul Lattanzi

Address:

Occupation

[Signature page to Intercreditor Agreement]